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                                                                    EXHIBIT 10.1

                                 LOAN AGREEMENT

                                     Between

                            ZIONS FIRST NATIONAL BANK
                                     Lender

                                       and

                              1-800 CONTACTS, INC.
                                    Borrower

                          Effective Date: July 22, 2002

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                                 LOAN AGREEMENT

                                Table of Contents

1.   Definitions............................................................................1
     1.1   Definitions......................................................................1
2.   Loan Description.......................................................................6
     2.1   Amount of Loan...................................................................7
     2.2   Nature and Duration of Loan......................................................7
     2.3   Promissory Notes.................................................................7
     2.4   Limitations on Advances..........................................................7
     2.5   Notice and Manner of Borrowing...................................................8
     2.6   Closing Fee......................................................................8
     2.7   Non-Use Fee......................................................................8
     2.8   Payment of Prior Loan............................................................9
3.   Security for Loan......................................................................9
     3.1   Collateral.......................................................................9
     3.2   Representations, Warranties and Covenants Concerning Collateral..................9
     3.3   Release of Lender as Condition to Lien Termination..............................10
4.   Conditions to Loan Disbursements......................................................10
     4.1   Conditions to Loan Disbursements................................................10
     4.2   No Default, Adverse Change, False or Misleading Statement.......................11
5.   Representations and Warranties........................................................11
     5.1   Organization and Qualification..................................................11
     5.2   Authorization...................................................................12
     5.3   Subsidiaries....................................................................12
     5.4   No Governmental Approval Necessary..............................................13
     5.5   Accuracy of Financial Statements................................................13
     5.6   No Pending or Threatened Litigation.............................................14
     5.7   Full and Accurate Disclosure....................................................14
     5.8   Compliance with ERISA...........................................................14
     5.9   Compliance with All Other Applicable Law........................................15
     5.10  Environmental Representations and Warranties....................................15
     5.11  Operation of Business...........................................................16
     5.12  Payment of Taxes................................................................16
6.   Borrower's Covenants..................................................................16
     6.1   Use of Proceeds.................................................................16
     6.2   Continued Compliance with ERISA.................................................17
     6.3   Continued Compliance with Applicable Law........................................17
     6.4   Subsidiaries....................................................................17
     6.5   Prior Consent for Amendment or Change...........................................18
     6.6   Payment of Taxes and Obligations................................................18
     6.7   Financial Statements and Reports................................................18
     6.8   Financial Covenants.............................................................19
     6.9   Insurance.......................................................................20
     6.10  Inspection......................................................................21

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
     6.11  Operation of Business...........................................................21
     6.12  Maintenance of Records and Properties...........................................21
     6.13  Notice of Claims................................................................21
     6.14  Environmental Covenants.........................................................21
     6.15  Negative Pledge.................................................................22
     6.16  Restriction on Debt.............................................................23
     6.17  Mergers, Consolidations, and Purchase and Sale of Assets........................23
     6.18  Dividends.......................................................................24
     6.19  Loans and Investments...........................................................24
7.   Default...............................................................................24
     7.1   Events of Default...............................................................24
     7.2   No Waiver of Event of Default...................................................25
8.   Remedies..............................................................................26
     8.1   Remedies upon Event of Default..................................................26
     8.2   Rights and Remedies Cumulative..................................................26
     8.3   No Waiver of Rights.............................................................26
9.   General Provisions....................................................................26
     9.1   Governing Agreement.............................................................26
     9.2   Borrower's Obligations Cumulative...............................................26
     9.3   Payment of Expenses and Attorney's Fees.........................................27
     9.4   Right to Perform for Borrower...................................................27
     9.5   Assignability...................................................................27
     9.6   Third Party Beneficiaries.......................................................27
     9.7   Governing Law...................................................................28
     9.8   Severability of Invalid Provisions..............................................28
     9.9   Interpretation of Loan Agreement................................................28
     9.10  Survival and Binding Effect of Representations, Warranties, and Covenants.......28
     9.11  Indemnification.................................................................28
     9.12  Environmental Indemnification...................................................29
     9.13  Interest on Expenses and Indemnification, Collateral, Order of Application......29
     9.14  Limitation of Consequential Damages.............................................29
     9.15  Waiver and Release of Claims....................................................30
     9.16  Revival Clause..................................................................30
     9.17  Arbitration.....................................................................30
     9.18  Consent to Utah Jurisdiction and Exclusive Jurisdiction of Utah Courts..........33
     9.19  Notices.........................................................................33
     9.20  Duplicate Originals; Counterpart Execution; Fax Delivery........................34
     9.21  Disclosure of Financial and Other Information...................................34
     9.22  Integrated Agreement and Subsequent Amendment...................................35

EXHIBITS
Exhibit A - Promissory Note (Revolving Line of Credit)

Exhibit B - Promissory Note (Amortizing Term Loan)

Exhibit C - Form of General Release

                                       ii
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                                 LOAN AGREEMENT

        This Loan Agreement is made and entered into by and between Zions First National Bank and 1-800 CONTACTS, INC.

        For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.      DEFINITIONS

        1.1     DEFINITIONS

        Terms defined in the singular shall have the same meaning when used in the plural and vice versa. As used herein, the term:

        "Acquisition" means IGEL Acquisition Co. Pte Ltd, a private company organized and existing under the laws of Singapore, its successors, and, if permitted, assigns.

        "Advance Percentage Rate" means seventy-five percent (75%) until September 30, 2002, and thereafter reduced by one and twenty-five hundredths percent (1.25%) on September 30, 2002 and each December 31, March 31, June 30, and September 30 until the percentage is fifty percent (50%), at which point it will not be subject to any further reduction.

        "Asset Purchase Agreement" means the Asset Purchase Agreement dated May 4, 2002 by and among Acquisition, IGEL C.M. Laboratory PTE LTD, International Vision Laboratories PTE LTD, IGEL Visioncare PTE LTD, Stephen D. Newman, and Sinduchajana Sulistyo.

        "ATD" means Alliance Technology and Development Limited (in judicial management pursuant to an Order of Court made on April 5, 2002 in which Messrs Fang Ai Lian, Ong Yew Huat, and Seshadri Rajagopolan were appointed as Judicial Managers.)

        "Banking Business Day" means any day not a Saturday, Sunday, legal holiday in the State of Utah, or day on which national banks in the State of Utah are authorized to close.

        "Borrower" means 1-800 CONTACTS, INC., a corporation organized and existing under the laws of the State of Delaware, its successors, and, if permitted, assigns.

        "CL I" means CL I, Inc., a corporation organized and existing under the laws of the State of Utah, its successors, and, if permitted, assigns.

        "CL II" means CL II, Inc., a corporation organized and existing under the laws of the State of Utah, its successors, and, if permitted, assigns.

        "CL III" means CL III, Inc., a corporation organized and existing under the laws of the State of Utah, its successors, and, if permitted, assigns.

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        "CL 4" means CL 4, L.L.C., a limited liability company organized and existing under the laws of the State of Utah, its successors, and, if permitted, assigns.

        "Collateral" shall have the meaning set forth in Section 3.1 COLLATERAL.

        "Contacts Texas" means 1-800 CONTACTS TEXAS, INC., a corporation organized and existing under the laws of the State of Texas, its successors, and, if permitted, assigns.

        "DBS/ATD Default" means an event of default by Acquisition under its obligations to Development Bank of Singapore Ltd relating to an eight million six hundred seventy thousand dollar ($8,670,000.00) (Singapore) loan made in connection with the Asset Purchase Agreement and/or under Acquisition's obligations to ATD under or relating to the Asset Purchase Agreement, which event of default is cured within thirty (30) days of occurrence.

        "Debt Instruments" means promissory notes or other debt instruments issued by Acquisition in favor of Borrower evidencing the initial debt investment of Borrower in Acquisition, and any and all renewals, extensions, modifications, and replacements thereof.

        "Effective Date" shall mean the date the parties intend this Loan Agreement to become binding and enforceable, which is the date stated at the conclusion of this Loan Agreement.

        "Environmental Condition" shall mean any condition involving or relating to Hazardous Materials and/or the environment affecting the Real Property, which results in any damage, loss, cost, expense, claim, demand, order, or liability to or against Borrower, the Subsidiaries, or Lender by any third party (including, without limitation, any government entity), including, without limitation, any condition resulting from the operation of Borrower's or any Subsidiaries' business and/or operations in the vicinity of the Real Property and/or any activity or operation formerly conducted by any person or entity on or off the Real Property.

        "Environmental Health and Safety Law" shall mean any legal requirement that requires or relates to:

                a. advising appropriate authorities, employees, or the public of intended or actual releases of Hazardous Materials, violations of discharge limits or other prohibitions, and of the commencement of activities, such as resource extraction or construction, that do or could have significant impact on the environment;

                b. preventing or reducing to acceptable levels the release of Hazardous Materials;

                c. reducing the quantities, preventing the release, or minimizing the hazardous characteristics of wastes that are generated;

                d. assuring that products are designed, formulated, packaged, and used so that they do not present unreasonable risks to human health or the environment when used or disposed of;

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                e.      protecting resources, species, or ecological amenities;

                f. use, storage, transportation, sale, or transfer of Hazardous Materials or other potentially harmful substances;

                g. cleaning up Hazardous Materials that have been released, preventing the threat of release, and/or paying the costs of such clean up or prevention; or

                h. making responsible parties pay for damages done to the health of others or the environment or permitting self-appointed representatives of the public interest to recover for injuries done to public assets.

        "Event of Default" shall have the meaning set forth in Section 7.1 EVENTS OF DEFAULT.

        "Formula Default" means an Event of Default based upon failure of Borrower to timely comply with the provisions of Section 2.4, LIMITATIONS ON ADVANCES.

        "Hazardous Materials" means (i) "hazardous waste" as defined by the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901 ET. SEQ.), including any future amendments thereto, and regulations promulgated thereunder, and as the term may be defined by any contemporary state counterpart to such act; (ii) "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 ET. SEQ.), including any future amendments thereto, and regulations promulgated thereunder, and as the term may be defined by any contemporary state counterpart of such act; (iii) asbestos; (iv) polychlorinated biphenyls; (v) underground or above ground storage tanks, whether empty or filled or partially filled with any substance; (vi) any substance the presence of which is or becomes prohibited by any federal, state, or local law, ordinance, rule, or regulation; and (vii) any substance which under any federal, state, or local law, ordinance, rule or regulation requires special handling or notification in its collection, storage, treatment, transportation, use or disposal.

        "Lender" means Zions First National Bank, its successors, and assigns.

        "Line of Credit" means the revolving line of credit loan to be made pursuant to Section 2 LOAN DESCRIPTION.

        "Line of Credit Note" means the Promissory Note (Revolving Line of Credit) to be executed by Borrower pursuant to Section 2.3 PROMISSORY NOTES in the form of Exhibit A hereto, which is incorporated herein by reference, and any and all renewals, extensions, modifications, and replacements thereof.

        "Loan" means the Line of Credit and the Term Loan.

        "Loan Agreement" means this agreement, together with any exhibits, amendments, addendums, and modifications.

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        "Loan Documents" means the Loan Agreement, Promissory Notes, Security
Documents, all other agreements and documents contemplated by any of the aforesaid documents, and all amendments, modifications, addendums, and replacements, whether presently existing or created in the future.

        "Material Adverse Change" means a material adverse change in (i) the business, assets, Real Property, condition (financial or otherwise), results of operations, or future business prospects of Borrower and its Subsidiaries taken as a whole, (ii) the ability of Borrower to perform its obligations under the Loan Documents, or (iii) the validity or enforceability of any of the Loan Documents or the rights or remedies of Lender thereunder.

        "Material Adverse Effect" means a material adverse effect on (i) the business, assets, Real Property, condition (financial or otherwise), results of operations, or future business prospects of Borrower and its Subsidiaries taken as a whole, (ii) the ability of Borrower to perform its obligations under the Loan Documents, or (iii) the validity or enforceability of any of the Loan Documents or the rights or remedies of Lender thereunder.

        "Organizational Documents" means, in the case of a corporation, its Articles of Incorporation and By-Laws; in the case of a general partnership, its Articles of Partnership; in the case of a limited partnership, its Articles of Limited Partnership; in the case of a limited liability company, its Articles of Organization and Operating Agreement or Regulations, if any; in the case of a limited liability partnership, its Articles of Limited Liability Partnership or similar documents; and all amendments, modifications, and changes to any of the foregoing which are currently in effect.

        "Payment Default" means an Event of Default based upon failure of Borrower to timely make any payment to Lender under the Promissory Notes.

        "Promissory Notes" means the Line of Credit Note and Term Loan Note.

        "Qualified Debt of Acquisition" means promissory notes issued by Acquisition in favor of Borrower which comply with all of the following terms and conditions, and all Debt Instruments:

                a. At the time of, and after giving effect to, any issuance of Qualified Debt of Acquisition, no Event of Default or event which, with the passage of time or giving of notice or both, would constitute an Event of Default, other than a DBS/ATD Default, has occurred and is not cured as provided herein.

                b. At the time of issuance of any Qualified Debt of Acquisition which will result in an outstanding aggregate principal balance owing on all Qualified Debt of Acquisition in excess of ten million dollars ($10,000,000.00) (U.S.), Borrower will have net income for the prior fiscal quarter as follows:

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                        i.      Not less than one million two hundred fifty
                thousand dollars ($1,250,000.00) from the Effective Date through the fiscal quarter ending January 3, 2004;

                        ii. Not less than one million four hundred fifty thousand dollars ($1,450,000.00) thereafter through the fiscal quarter ending January 1, 2005;

                        iii. Not less than one million six hundred fifty thousand dollars ($1,650,000.00) thereafter through the fiscal quarter ending December 31, 2005; and

                        iv. Not less than one million seven hundred fifty thousand dollars ($1,750,000.00) thereafter.

                c. The outstanding aggregate principal balance owing on all Qualified Debt of Acquisition shall not exceed:

                        i.      Ten million dollars ($10,000,000.00) (U.S.)
                prior to December 31, 2002;

                        ii. Eleven million dollars ($11,000,000.00) (U.S.) from January 1, 2003 to December 31, 2003;

                        iii. Twelve million five hundred thousand dollars ($12,500,000.00) (U.S.) from January 1, 2004 to December 31,
                2004;

                        iv. Fourteen million dollars ($14,000,000.00) (U.S.) from January 1, 2005 to December 31, 2005; and

                        v. Fifteen million five hundred thousand dollars ($15,500,000.00) (U.S.) thereafter.

                d. The form of the instrument constituting the Qualified Debt of Acquisition is reasonably acceptable to Lender.

                e. Borrower has executed such documents and performed such acts as reasonably required by Lender to grant Lender a perfected security interest in the Qualified Debt of Acquisition and any collateral therefor.

        "Qualified Inventory" means finished goods inventory which is (i) manufactured or marketed by CIBA Vision (including its subsidiaries and affiliates), Bausch & Lomb, Johnson & Johnson, CooperVision, Ocular Sciences or other manufacturers determined by Lender, in its reasonable discretion, to be acceptable, (ii) located in the United States of America, and (iii) subject to no security interest, lien, or encumbrance of any nature whatsoever with priority over the security interest created by the Loan Documents, except any liens for current

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taxes and assessments which are not delinquent; provided, however, that
Qualified Inventory shall not include (a) any inventory which, in the reasonable discretion of Lender, is damaged, out-dated, obsolete, or otherwise reasonably unacceptable to Lender; (b) raw materials and supplies; or (c) CooperVision inventory over and above a value, based upon the lower of cost or market value, of three million dollars ($3,000,000.00).

        "Qualified Private Label Inventory" means finished goods inventory which
(i) is Borrower's private label contact lens inventory, (ii) is located in the United States of America, and (iii) is subject to no security interest, lien, or encumbrance of any nature whatsoever with priority over the security interest created by the Loan Documents, except any liens for current taxes and assessments which are not delinquent; provided, however, that Qualified Private Label Inventory shall not include (a) any inventory which, in the reasonable discretion of Lender, is damaged, out-dated, or obsolete or otherwise reasonably unacceptable to Lender or (b) raw materials and supplies; and provided further that Borrower has provided Lender with evidence, satisfactory to Lender, in Lender's reasonable discretion, of a gross profit margin on a consolidated basis of not less than fifty percent (50%) on not less than five million dollars ($5,000,000.00) in prior sales of similar private label inventory.

        "Real Property" means any and all real property or improvements thereon owned or leased by Borrower or in which Borrower has any other interest of any nature whatsoever.

        "SEC" means the United States Securities and Exchange Commission.

        "Security Documents" means all security agreements, assignments, pledges, financing statements, deeds of trust, mortgages, and other documents which create or evidence any security interest, assignment, lien or other encumbrance in favor of Lender to secure any or all of the obligations created or contemplated by any of the Loan Documents, and all amendments, modifications, addendums, and replacements, whether presently existing or created in the future.

        "Subsidiaries" means Acquisitions, Contacts Texas, CL I, CL II, CL III, and CL 4.

        "Sweep Account" means the U.S. Government Money Market Sweep Account described in the Sweep Account Agreement, Account No. 024-75488-9.

        "Sweep Account Agreement" means the Zions First National Bank Government Money Market Sweep Account Agreement dated January 5, 2000 between Borrower and Lender, and all amendments, modifications, and replacements thereof.

        "Term Loan" means the amortizing term loan to be made pursuant to
Section 2 LOAN DESCRIPTION.

        "Term Loan Note" means the Promissory Note (Amortizing Term Loan) to be executed by Borrower pursuant to Section 2.3 PROMISSORY NOTES in the form of Exhibit B hereto, which is incorporated herein by reference, and any and all renewals, extensions, modifications, and replacements thereof.

2.      LOAN DESCRIPTION

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        2.1     AMOUNT OF LOAN

        Upon fulfillment of all conditions precedent set forth in Section 4 CONDITIONS TO LOAN DISBURSEMENTS, and so long as no Event of Default exists, Lender agrees to loan Borrower twenty million dollars ($20,000,000.00) as a revolving line of credit and an additional ten million dollars ($10,000,000.00) as an amortizing term loan.

        2.2     NATURE AND DURATION OF LOAN

        The Line of Credit shall be a revolving loan payable in full upon the dates and upon the terms and conditions provided in the Line of Credit Note. Lender and Borrower intend the Line of Credit to be in the nature of a line of credit under which Borrower may repeatedly draw and repay funds on a revolving basis in accordance with the terms and conditions of this Loan Agreement and the Line of Credit Note. The right of Borrower to draw funds and the obligation of Lender to advance funds shall not accrue until all of the conditions set forth in Section 4 CONDITIONS TO LOAN DISBURSEMENTS have been fully satisfied, and shall terminate: (i) upon occurrence of an Event of Default or (ii) upon maturity of the Line of Credit Note, unless the Line of Credit Note is renewed or extended by Lender in which case such termination shall occur upon the maturity of the final renewal or extension of the Line of Credit Note. Upon such termination, any and all amounts owing to Lender pursuant to the Line of Credit Note shall thereupon be due and payable in full.

        The Term Loan shall be an amortizing term loan payable in installments as provided in the Term Loan Note.

        2.3     PROMISSORY NOTES

        The Loan shall be evidenced by the Promissory Notes. The Promissory Notes shall be executed and delivered to Lender prior to disbursement of any of the Loan. Proceeds of the Promissory Notes may be disbursed by Lender by wire transfer.

        2.4     LIMITATIONS ON ADVANCES

        Notwithstanding anything to the contrary in the Loan Documents, no advances shall be made on the Line of Credit if, after making the requested advance, the aggregate, principal amount of all advances outstanding on both the Line of Credit and the Term Loan will exceed the sum of (i) the Advance Percentage Rate of the lower of cost or market value, as determined by Lender, of the Qualified Inventory and (ii) if applicable, fifty percent (50%) of the lower of cost or market value, as determined by Lender, of the Qualified Private Label Inventory

        Borrower will at all times maintain Qualified Inventory and Qualified Private Label Inventory so that the aggregate, principal amount of all advances at any time outstanding and unpaid on the Line of Credit and the Term Loan shall be in compliance with this formula. If at any time the aggregate, principal amount of all such advances outstanding and unpaid exceeds the amount allowable under this formula, Borrower shall immediately make payment to Lender in a sufficient amount to bring the amount of such advances back into compliance. Such payments shall be applied first to the Line of Credit Note.

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        2.5     NOTICE AND MANNER OF BORROWING

        The Line of Credit shall be linked to the Sweep Account pursuant to the Sweep Account Agreement. Except as expressly modified hereby, the terms and conditions of the Sweep Account Agreement shall remain in full force and effect.

        All references in the Sweep Account Agreement to the "Commercial Loan Line with Zions Bank" are amended to refer to the Line of Credit.

        Lender is authorized and directed to disburse funds under the Line of Credit for deposit into the Sweep Account on each Banking Business Day as needed to cover all checks and other charges against the Sweep Account. Disbursements shall be made up to the maximum amount available under the Line of Credit. Upon occurrence of an Event of Default or event which, with the passage of time or giving of notice or both, would constitute an Event of Default, Lender may, in its sole discretion, cease all disbursements under the Line of Credit into the Sweep Account.

        Lender is authorized and directed to disburse all collected funds in the Sweep Account on each Banking Business Day to Lender to be applied on the Line of Credit.

        It is acknowledged that posting of credits and debits to and from the Sweep Account are made one Banking Business Day after the transactions occur and back dated to the prior Banking Business Day.

        Except for initial advances upon closing of the Loan which shall be made as directed by Borrower and agreed to by Lender, all Advances shall be made directly to the Sweep Account.

        2.6     CLOSING FEE

        Upon execution and delivery of this Loan Agreement, and satisfaction of all conditions required to fund the Loan, Borrower shall pay Lender a closing fee of one hundred thousand dollars ($100,000.00). No portion of such fee shall be refunded in the event of early termination of this Loan Agreement or any termination or reduction of the right of Borrower to request advances under this Loan Agreement. Lender is authorized and directed, upon execution of this Loan Agreement and confirmation that funds are available for disbursement to Borrower under the Loan, to disburse a sufficient amount of the Loan proceeds to pay the closing fee in full.

        2.7     NON-USE FEE

        Borrower shall pay to Lender a fee for the Line of Credit for so long as this Loan Agreement is in effect. The fee shall be an amount equal to one hundred twenty-five thousandths percent (.125%) per annum of the unused portion of the Line of Credit, calculated on the average unused portion of the Line of Credit for each calendar quarter or portion thereof. The fee shall be payable quarterly, in arrears, and shall be due within two (2) Banking Business Days of receipt of a statement therefor from Lender.

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        2.8     PAYMENT OF PRIOR LOAN

        The Line of Credit succeeds and replaces that certain Promissory Note dated June 26, 2001 executed by Borrower in favor of Lender in the original principal amount of twenty million dollars ($20,000,000.00) (the "2001 Promissory Note"). Lender is authorized and directed to disburse a sufficient amount of the funds pursuant to the Line of Credit Note to pay all obligations owing under the 2001 Promissory Note.

3.      SECURITY FOR LOAN

        3.1     COLLATERAL

        The Loan, Promissory Notes, and all obligations of Borrower under the Loan Documents shall be secured by such collateral as is provided in the Security Documents (the "Collateral"), consisting of not less than sixty-five percent (65%) of the stock of Acquisition and all other assets of Borrower, including without limitation, all intellectual property rights of Borrower, including without limitation the mark "1-800 CONTACTS", and the Debt Instruments.

        3.2     REPRESENTATIONS, WARRANTIES AND COVENANTS CONCERNING COLLATERAL

        Borrower represents and warrants that:

                a. The issued and outstanding stock of Acquisition consists only of common stock. There are no other classes of stock or other equity interests issued and outstanding in Acquisition.

                b. Borrower is the sole shareholder of Acquisition and Borrower owns one hundred percent (100%) of the issued and outstanding stock and equity interests of Acquisition.

                c. There are no issued and outstanding, or obligation to issue any, warrants, options or other rights of any nature to acquire any stock or equity interest in Acquisition.

                d. As of the date of initial disbursement of the Loan, the Debt Instruments evidence all debt obligations of Acquisition owing to Borrower arising from or relating to the Asset Purchase Agreement.

        Borrower covenants that:

                a. Borrower will not permit Acquisition to issue any stock, equity interest, warrant, option or other right of any nature to acquire any stock or equity interest in Acquisition.

                b. Borrower shall at all times be the sole shareholder of Acquisition and own one hundred percent (100%) of the issued and outstanding stock and equity interests in Acquisition.

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                c.      Acquisition will not incur any debt obligations owing to
        Borrower arising from or relating to the Asset Purchase Agreement except the Debt Instruments.

                d. The stock of Acquisition which is Collateral shall at all times constitute not less than sixty-five percent of the issued and outstanding stock of Acquisition.

        3.3     RELEASE OF LENDER AS CONDITION TO LIEN TERMINATION

        In recognition of Lender's right to have all its attorneys fees and expenses incurred in connection with this Loan Agreement secured by the Collateral, notwithstanding payment in full of the Loan and all other obligations secured by the Collateral, Lender shall not be required to release, reconvey, or terminate any Security Document unless and until Borrower has executed and delivered to Lender a general release substantially in the form attached hereto as Exhibit C.

4.      CONDITIONS TO LOAN DISBURSEMENTS

        4.1     CONDITIONS TO LOAN DISBURSEMENTS

        Lender's obligation to disburse any of the Loan is expressly subject to, and shall not arise until all of the conditions set forth below have been satisfied. All of the documents referred to below must be in a form and substance reasonably acceptable to Lender.

                a. All of the Loan Documents and all other documents contemplated to be delivered to Lender prior to funding, and all other documents reasonably required by Lender, have been fully executed and delivered to Lender.

                b. All of the documents contemplated by the Loan Documents which require filing or recording have been properly filed and recorded so that all of the liens and security interests granted to Lender in connection with the Loan will be properly created and perfected and will have a priority acceptable to Lender.

                c. All other conditions precedent provided in or contemplated by the Loan Documents have been performed.

                d. As of the date of disbursement of all or any portion of the Loan, the following shall be true and correct: (i) all representations and warranties made by Borrower in the Loan Documents are true and correct as of the date of such disbursement; and (ii) no Event of Default has occurred and no conditions exist and no event has occurred, which, with the passage of time or the giving of notice, or both, would constitute an Event of Default.

                e. The Asset Purchase Agreement, and all related documents, shall have been executed and delivered and the assets purchased and sold as provided therein.

                f. Lender shall have received opinions of special counsel to Borrower and to Acquisition from law firms acceptable to Lender.

                g. Lender, Borrower, Acquisition, The Development Bank of Singapore Ltd, and ATD shall have executed and delivered a Subordination Agreement.

                h. The Debt Instruments are in a form and contain terms reasonably acceptable to Lender.

                i. The Asset Purchase Agreement, the loans evidencing the loan from The Development Bank of Singapore, and all related documents are in a form and contain terms reasonably acceptable to Lender.

                j. Lender has completed its due diligence and review with results reasonably acceptable to Lender.

        All conditions precedent set forth in this Loan Agreement and any of the Loan Documents are for the sole benefit of Lender and may be waived unilaterally by Lender.

        4.2     NO DEFAULT, ADVERSE CHANGE, FALSE OR MISLEADING STATEMENT

        Lender's obligation to advance any funds at any time pursuant to this Loan Agreement and the Promissory Notes shall, at Lender's sole discretion, terminate upon the occurrence of any Event of Default or upon the occurrence of any change: (i) in any of Borrower's or Acquisition's organization or affairs,
(ii) in any matter concerning which an agreement, covenant, representation, or warranty has been made herein, or (iii) upon the determination by Lender that any representations of Borrower made in any of the Loan Documents were materially false or materially misleading when made, which would have a Material Adverse Effect. Upon the exercise of such discretion, Lender shall be relieved of all further obligations to advance funds under the Loan Documents.

5.      REPRESENTATIONS AND WARRANTIES

        5.1     ORGANIZATION AND QUALIFICATION

        Borrower represents and warrants that Borrower is a corporation duly organized and existing in good standing under the laws of the State of Delaware, and is duly qualified to do business in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect, and that Borrower is qualified and in good standing as a foreign corporation in the State of Utah.

        Borrower represents and warrants that it has the full power and authority to own its property and to conduct the business in which it engages and to enter into and perform its obligations under the Loan Documents.

        Borrower represents and warrants that it has delivered to Lender or Lender's counsel accurate and complete copies of its Organizational Documents which are operative and in effect as of the Effective Date.

        5.2     AUTHORIZATION

        Borrower represents and warrants that the execution, delivery, and performance by Borrower of the Loan Documents have been duly authorized by all necessary action on the part of Borrower and are not inconsistent with Borrower's Organizational Documents or any resolution of the Board of Directors of Borrower, do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract, or other instrument to which Borrower is a party or by which it is bound, and that upon execution and delivery thereof, the Loan Documents will constitute legal, valid, and binding agreements and obligations of Borrower, enforceable in accordance with their respective terms, except as may be limited by public policy, and subject to laws of general application related to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

        5.3     SUBSIDIARIES

Borrower represents and warrants that:

                a. CL I is a corporation duly organized and is duly existing in good standing under the laws of the State of Utah, and is duly qualified to do business in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

                b. CL II is a corporation duly organized and is duly existing in good standing under the laws of the State of Utah, and is duly qualified to do business in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

                c. CL III is a corporation duly organized and is duly existing in good standing under the laws of the State of Utah, and is duly qualified to do business in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

                d. CL 4 is a limited liability company duly organized and is duly existing in good standing under the laws of the State of Utah, and is duly qualified to do business in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

                e. Contacts Texas is a corporation duly organized and is duly existing in good standing under the laws of the State of Texas, and is duly qualified to do business in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

                f. Acquisitions is a private company duly organized and is duly existing in good standing under the laws of Singapore, and is duly qualified to do business in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

                g. Each of the Subsidiaries has the full power and authority to own its property and to conduct the business in which it engages.

                h. Acquisition has the full power and authority to enter into and perform its obligations under the Asset Purchase Agreement and the Debt Instruments, except as may be limited by public policy, and subject to laws of general application related to bankruptcy, insolvency, and the relief of debtors and rules of law governing specific performance, injunctive relief and other equitable remedies.

                i. Borrower owns one hundred percent (100%) of the issued and outstanding stock, membership interests, or other equity interests, as the case may be, in the Subsidiaries.

                j. Borrower has delivered to Lender or Lender's counsel accurate and complete copies of the Organizational Documents of Acquisition which are operative and in effect as of the Effective Date.

                k. CL I, CL II and CL III are dormant, do not have any material assets, and are not engaged in any active operations.

                l. The business and operations of CL 4 consist solely of the purchase of equipment relating to contact lenses and computer equipment at wholesale for immediate resale to Borrower or Contacts Texas and lobbying activities.

                m. The business and operations of Contacts Texas consist solely of marketing and sale of contact lenses and related products primarily in the State of Texas.

                n. The business and operations of Acquisition will consist solely of manufacture of contact lenses and related products in the Country of Singapore for sale at wholesale.

        5.4     NO GOVERNMENTAL APPROVAL NECESSARY

        Borrower represents and warrants that no consent by, approval of, giving of notice to, registration with, or taking of any other action with respect to or by any foreign, federal, state, or local governmental authority or organization is required for Borrower to be legally bound by the terms of the Loan Documents or for Borrower's execution, delivery, or performance of the Loan Documents.

        5.5     ACCURACY OF FINANCIAL STATEMENTS

        Borrower represents and warrants that all of its audited financial statements heretofore delivered to Lender have been prepared in accordance with generally accepted accounting principles consistently applied and fully and fairly represent Borrower's financial condition as of the date thereof and the results of Borrower's operations for the period or periods covered thereby.

        Borrower represents and warrants that all of its unaudited financial statements heretofore delivered to Lender fully and fairly represent Borrower's financial condition as of the date thereof and the results of Borrower's operations for the period or periods covered thereby and are consistent with other financial statements previously delivered to Lender.

        Borrower represents and warrants that since the dates of the most recent audited and unaudited financial statements delivered to Lender, there has been no Material Adverse Change in its financial condition.

        5.6     NO PENDING OR THREATENED LITIGATION

        Borrower represents and warrants that except as Lender has been otherwise advised in writing, or as otherwise disclosed in Borrower's prospectus or other filings with the SEC, there are no actions, suits, or proceedings pending or, to Borrower's knowledge, threatened against or affecting Borrower or Acquisition in any court or before any governmental commission, board, or authority which, if adversely determined, would have a Material Adverse Effect on Borrower's or Acquisition's financial condition, conduct of Borrower's or Acquisition's business, or ability to perform Borrower's obligations under the Loan Documents.

        5.7     FULL AND ACCURATE DISCLOSURE

        Borrower represents and warrants that this Loan Agreement, the financial statements referred to herein, any loan application submitted to Lender, and all other statements furnished by Borrower to Lender in connection herewith contain no untrue statement of a material fact and omit no material fact necessary to make the statements contained therein or herein not misleading. Borrower represents and warrants that it has not failed to disclose to Lender in writing, or as otherwise disclosed in Borrower's prospectus or other filings with the SEC, any fact that materially and adversely affects, or is reasonably likely to materially and adversely affect, Borrower's or Acquisition's business, operations, properties, future business prospects, profits, condition (financial or otherwise), or ability of Borrower to perform obligations under this Loan Agreement or the other Loan Documents.

        5.8     COMPLIANCE WITH ERISA

        Borrower represents and warrants that Borrower is in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended, and the regulations and published interpretations thereunder. Neither a Reportable Event as set forth in
Section 4043 of ERISA or the regulations thereunder ("Reportable Event") nor a prohibited transaction as set forth in Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, has occurred and is continuing with respect to any employee benefit plan established, maintained, or to which contributions have been made by Borrower or any trade or business (whether or not incorporated) which together with Borrower would be treated as a single employer under Section 4001 of ERISA ("ERISA Affiliate") for its employees which is covered by Title I or Title IV of ERISA ("Plan"); no notice of intent to terminate a Plan has been filed nor has any Plan been terminated which is subject to Title IV of ERISA; no circumstances exist that constitute grounds under Section 4042 of ERISA entitling the Pension Benefit Guaranty Corporation ("PBGC") to institute proceedings to terminate, or appoint a trustee to administer a Plan, nor has the PBGC instituted any such proceedings; neither Borrower nor any ERISA Affiliate has completely or partially withdrawn under
Section 4201 or 4204 of ERISA from any Plan described in Section 4001(a)(3) of ERISA which covers employees of Borrower or any ERISA Affiliate ("Multi-employer Plan");

Borrower and each ERISA Affiliate has met its minimum funding requirements under ERISA with respect to all of its Plans and the present fair market value of all Plan assets equals or exceeds the present value of all vested benefits under or all claims reasonably anticipated against each Plan, as determined on the most recent valuation date of the Plan and in accordance with the provisions of ERISA and the regulations thereunder and the applicable statements of the Financial Accounting Standards Board ("FASB") for calculating the potential liability of Borrower or any ERISA Affiliate under any Plan; neither Borrower nor any ERISA Affiliate has incurred any liability to the PBGC (except payment of premiums, which is current) under ERISA.

        Borrower, each ERISA Affiliate and each group health plan (as defined in ERISA Section 733) sponsored by Borrower and each ERISA Affiliate, or in which Borrower or any ERISA Affiliate is a participating employer, are in material compliance with, have satisfied and continue to satisfy (to the extent applicable) all requirements for continuation of group health coverage under
Section 4980B of the Internal Revenue Code and Sections 601 ET SEQ. of ERISA, and are in material compliance with, have satisfied and continue to satisfy Part 7 (Sections 701 ET SEQ., Sections 711, 712 and 731 ET SEQ.) of ERISA and all corresponding and similar state laws relating to portability, access and renewability of group health benefits and other requirements included in Part 7.

        5.9     COMPLIANCE WITH ALL OTHER APPLICABLE LAW

        Except as disclosed in Borrower's prospectus and other filings with the SEC, Borrower represents and warrants that it has complied with all applicable statutes, rules, regulations, orders, and restrictions of any domestic or foreign government, or any instrumentality or agency thereof having jurisdiction over the conduct of Borrower's business or the ownership of its properties, which may have a Material Adverse Effect.

        5.10    ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES

        Except as disclosed in Borrower's prospectus and other filings with the SEC, Borrower represents and warrants that no Hazardous Materials are now located on, in, or under the Real Property, nor is there any Environmental Condition on, in, or under the Real Property and neither Borrower nor, to Borrower's knowledge, after due inquiry and investigation, any other person has ever caused or permitted any Hazardous Materials to be placed, held, used, stored, released, generated, located or disposed of on, in or under the Real Property, or any part thereof, nor caused or allowed an Environmental Condition to exist on, in or under the Real Property, except in the ordinary course of Borrower's business under conditions that are generally recognized to be appropriate and safe and that are in strict compliance with all applicable Environmental Health and Safety Laws. Except as disclosed in Borrower's prospectus and other filings with the SEC, Borrower further represents and warrants that no investigation, administrative order, consent order and agreement, litigation or settlement with respect to Hazardous Materials and/or an Environmental Condition is proposed, threatened, anticipated or in existence with respect to the Real Property.

        5.11    OPERATION OF BUSINESS

Borrower represents and warrants that the nature of the business and operations of Borrower and Acquisition are consistent with the reports heretofore provided to Lender by Borrower and Acquisition and that Borrower and Acquisition are not engaged in any business or operations other than the manufacture and marketing of contact lenses and related products.

        Except as disclosed in Borrower's prospectus and other filings with the SEC, Borrower represents and warrants that Borrower and Acquisition possess all licenses, permits, franchises, patents, copyrights, trademarks, and trade names, or rights thereto, materially required to conduct their businesses substantially as now conducted, and neither Borrower nor Acquisition is in violation of any valid rights of others with respect to any of the foregoing.

        5.12    PAYMENT OF TAXES

        Borrower represents and warrants that Borrower has filed all tax returns (federal, state, and local) required to be filed and has paid all taxes, assessments, and governmental charges and levies, including interest and penalties, on Borrower's assets, business and income, except such as are being contested in good faith by proper proceedings and as to which adequate reserves are maintained.

6.      BORROWER'S COVENANTS

        Borrower makes the following agreements and covenants, which shall continue so long as this Loan Agreement is in effect and so long as Borrower is indebted to Lender for obligations arising out of, identified in, or contemplated by this Loan Agreement.

        6.1     USE OF PROCEEDS

        Borrower shall use the proceeds of the Line of Credit solely for working capital, other general corporate purposes, and loans to the Subsidiaries, provided that no loans of the Line of Credit proceeds may be made to any Subsidiaries without prior written consent of Lender, which consent may be conditioned upon execution of such documents and performance of such acts as required by Lender to grant Lender a perfected security interest in the repayment obligation owing by the Subsidiary and all collateral therefor.

        Borrower shall use the proceeds of the Term Loan solely as follows: (a) to purchase stock or equity interests in Acquisition; (b) to make loans to Acquisition pursuant to the Debt Instruments; and (c) to pay down the Line of Credit Note.

        Borrower shall not, directly or indirectly, use any of the proceeds of the Loan for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, or to extend credit to any person or entity for the purpose of purchasing or carrying any such margin stock or for any purpose which violates, or is inconsistent with, Regulation X of said Board of Governors, or for any other purpose not permitted by Section 7 of the Securities Exchange Act of 1934, as amended, or by any of the rules and regulations respecting the extension of credit promulgated thereunder.

        6.2     CONTINUED COMPLIANCE WITH ERISA

        Borrower covenants that, with respect to all Plans (as defined in Section 5.8 COMPLIANCE WITH ERISA) which Borrower or any ERISA Affiliate currently maintains or to which Borrower or any ERISA Affiliate is a sponsoring or participating employer, fiduciary, party in interest or disqualified person or which Borrower or any ERISA Affiliate may hereafter adopt, Borrower and each ERISA Affiliate shall continue to comply with all applicable provisions of the Internal Revenue Code and ERISA and with all representations made in SECTION 5.8 COMPLIANCE WITH ERISA, including, without limitation, conformance with all notice and reporting requirements, funding standards, prohibited transaction rules, multi-employer plan rules, necessary reserve requirements, and health care continuation, coverage and portability requirements.

        6.3     CONTINUED COMPLIANCE WITH APPLICABLE LAW

        Except as disclosed in Borrower's prospectus and other filings with the SEC prior to the Effective Date, Borrower shall conduct its business in a lawful manner and in material compliance with all applicable federal, state, and local laws, ordinances, rules, regulations, and orders; shall maintain in good standing all licenses and organizational or other qualifications reasonably necessary to its business and existence; and shall not engage in any business not authorized by and not in accordance with its Organizational Documents and other governing documents.

        Except as disclosed in Borrower's prospectus and other filings with the SEC prior to the Effective Date, Borrower shall cause Acquisition to conduct its business in a lawful manner and in material compliance with all applicable laws, ordinances, rules, regulations, and orders; shall cause Acquisition to maintain in good standing all licenses and organizational or other qualifications reasonably necessary to its business and existence; and shall not permit Acquisition to engage in any business not authorized by and not in accordance with its Organizational Documents and other governing documents.

        6.4     SUBSIDIARIES

Borrower covenants that:

                a. Borrower will at all times own one hundred percent (100%) of the issued and outstanding stock, membership interests, or other equity interests, as the case may be, in the Subsidiaries.

                b. CL I, CL II, and CL III will remain dormant and will not engage in any active operations without the prior written consent of Lender.

                c. CL 4, Contacts Texas, and Acquisition shall not materially change the nature of their respective businesses and operations without the prior written consent of Lender.

                d. Within one hundred twenty (120) days of the Effective Date, Borrower shall increase its equity contribution to Acquisition to an amount in compliance with recommendations of KPMG concerning capitalization of Acquisition. Such increase in capitalization may be accomplished by a corresponding reduction in the Debt Instruments. Delivery of all stock certificates evidencing such equity contribution shall be promptly delivered to Zions as in the Security Documents.

        6.5     PRIOR CONSENT FOR AMENDMENT OR CHANGE

        Borrower shall not, without Lender's prior written consent which will not be unreasonably withheld, modify, amend, waive, or otherwise alter, or fail to enforce, its Organizational Documents. Borrower shall not permit Acquisition to modify, amend, waive, or otherwise alter, or fail to enforce, its Organizational Documents or other governing documents without Lender's prior written consent, which will not be unreasonably withheld.

        6.6     PAYMENT OF TAXES AND OBLIGATIONS

        Borrower shall pay when due all taxes, assessments, and governmental charges and levies on Borrower's assets, business, and income, and all material obligations of Borrower of whatever nature, except such as are being contested in good faith by proper proceedings and as to which adequate reserves are maintained.

        6.7     FINANCIAL STATEMENTS AND REPORTS

        Borrower shall provide Lender with such financial statements and reports regarding Borrower and the Subsidiaries as Lender may reasonably request. Audited financial statements and reports shall be prepared in accordance with generally accepted accounting principles and shall fully and fairly represent Borrower's and the Subsidiaries' financial condition as of the date thereof and the results of Borrower's and the Subsidiaries' operations for the period or periods covered thereby. Unaudited financial statements and reports shall fully and fairly represent Borrower's and the Subsidiaries' financial condition as of the date thereof and the results of Borrower's and the Subsidiaries' operations for the period or periods covered thereby and shall be consistent with other financial statements previously delivered to Lender. ALL AUDITED AND UNAUDITED FINANCIAL STATEMENTS AND REPORTS SHALL BE PRESENTED ON A CONSOLIDATED AND CONSOLIDATING BASIS.

        Until requested otherwise by Lender, Borrower shall provide the following financial statements, reports and notices to Lender:

                a. Annual audited financial statements with an unqualified opinion for each fiscal year of Borrower and the Subsidiaries from an independent accounting firm and in a form reasonably acceptable to Lender, to be delivered to Lender within one hundred twenty (120) days of the end of the fiscal year. Borrower shall also submit to Lender copies of any management letters or other reports submitted to Borrower and/or the Subsidiaries by independent certified public accountants in connection with examination of the financial statements of Borrower and the Subsidiaries made by such accountants.

                b. Quarterly unaudited financial statements for each fiscal quarter of Borrower and the Subsidiaries in a form reasonably acceptable to Lender, to be delivered to Lender within forty-five (45) days of the end of the fiscal quarter. The quarterly unaudited financial statements may be those submitted by Borrower to the SEC in connection with its 10Q report or, if not, shall include a certification by the chief financial officers or chief executive officers of Borrower and the Subsidiaries that the quarterly financial statements fully and fairly represent Borrower's and the Subsidiaries' financial condition as of the date thereof and the results of operations for the period covered thereby and are consistent with other financial statements previously delivered to Lender.

                c. Within twenty (20) days of the end of each month, Borrower shall submit to Lender a Borrowing Base Certificate in a form provided by or reasonably acceptable to Lender, including schedules in a form provided by or reasonably acceptable to Lender.

                d. Promptly after the sending or filing thereof, Borrower shall provide to Lender copies of all proxy statements, financial statements, and reports which Borrower sends to its stockholders or investors, and copies of all regular, periodic, and special reports, and all registration statements which Borrower files with the Securities and Exchange Commission, any governmental authority which may be substituted therefore, with any national securities exchange, or with any similar state authority; provided, however, that Borrower shall not be required to deliver information under this Section 6.7(d) that has already been delivered to Lender under Sections 6.7(a) through 6.7(c) above.

                e. Within forty-five (45) days of the end of each calendar quarter, Borrower shall submit to Lender a compliance certificate in a form reasonably acceptable to Lender certifying that Borrower is in compliance with all terms and conditions of this Loan Agreement, including compliance with the financial covenants provided in Section
        6.8 FINANCIAL COVENANTS. The compliance certificate shall include the data and calculations supporting all financial covenants, whether in compliance or not, and shall be signed by the chief executive officer, chief financial officer or vice president of finance of Borrower.

                f. Borrower shall promptly notify Lender in writing upon any Qualified Inventory ceasing to be or being determined to have been incorrectly identified as Qualified Inventory.

                g. Borrower shall promptly notify Lender in writing upon any Qualified Private Label Inventory ceasing to be or being determined to have been incorrectly identified as Qualified Private Label Inventory.

                h. Within one hundred twenty (120) days of the Effective Date, Borrower shall provide an initial balance sheet of Acquisition.

        6.8     FINANCIAL COVENANTS

        Except as otherwise provided herein, each of the accounting terms used in this Section 6.8 shall have the meanings used in accordance with generally accepted accounting principles consistent with those used in preparation of the financial statements of Borrower and the Subsidiaries submitted to Lender. Financial covenants shall be determined on a consolidated basis.

                a. WORKING CAPITAL. Borrower will maintain at all times an excess of current assets over current liabilities of not less than ten million dollars ($10,000,000.00).

                b. CAPITAL EXPENDITURES. Borrower will not make any expenditures for fixed or capital assets if, after giving effect thereto, the aggregate of all such expenditures made by Borrower would exceed two million five hundred thousand dollars ($2,500,000.00) during any fiscal year of Borrower.

                c. DEBT TO EQUITY RATIO. Borrower will maintain at all times until December 31, 2003 a ratio of total liabilities to tangible net worth of not greater than three to one (3:1), at all times thereafter until December 31, 2004, a ratio of not greater than two and five-tenths to one (2.5:1), and at all times thereafter a ratio of not greater than two to one (2:1).

                Tangible net worth means the excess of total assets over total liabilities, excluding, however, from the determination of total assets all assets which would be classified as intangible assets under generally accepted accounting principles, including, without limitation, goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises.

                The Debt to Equity Ratio has been set on the assumption that upon completion of the transactions contemplated by the Asset Purchase Agreement, Borrower will have fifteen million dollars ($15,000,000.00) of additional goodwill, and ten million dollars ($10,000,000.00) of additional equity issued to sellers, created from said transactions. The numbers upon which this assumption is based will not be finalized until after closing of the Asset Purchase Agreement. In the event these numbers are materially different than those assumed, the Loan Agreement shall be amended to modify the Debt to Equity Ratio accordingly.

                d. MINIMUM NET INCOME. Borrower will not incur net losses for each of the quarters ending June 29, 2002 and September 28, 2002 of greater than five hundred thousand dollars ($500,000.00) and will maintain net income of not less than one million two hundred fifty thousand dollars ($1,250,000.00) for each fiscal quarter thereafter.

        6.9     INSURANCE

        Borrower shall maintain insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business and similarly situated, which insurance shall name Lender as a loss payee and may provide for reasonable deductibility from coverage thereof.

        6.10    INSPECTION

        Borrower shall, and shall cause the Subsidiaries to, permit Lender or any representative of Lender from time to time upon at least two (2) Banking Business Days prior notice and within normal business hours to examine and make copies of and abstracts from the records and books of account of, and visit and inspect the properties and assets of, Borrower and the Subsidiaries, and to discuss the affairs, finances, and accounts of Borrower and the Subsidiaries with any of Borrower's or the Subsidiaries' officers and directors and with Borrower's and the Subsidiaries' independent accountants.

        6.11    OPERATION OF BUSINESS

        Except as disclosed in Borrower's prospectus and other filings with the SEC prior to the Effective Date, Borrower shall maintain, and cause the Subsidiaries to maintain, all licenses, permits, franchises, patents, copyrights, trademarks, and trade names, or rights thereto, materially necessary to conduct their respective businesses and Borrower shall not violate, or allow the Subsidiaries to violate, any valid rights of others with respect to any of the foregoing. Borrower and the Subsidiaries shall continue to engage in a business of the same general type as now conducted.

        6.12    MAINTENANCE OF RECORDS AND PROPERTIES

        Borrower and the Subsidiaries shall keep adequate records and books of account in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of Borrower and the Subsidiaries. Borrower shall maintain, keep and preserve, and cause the Subsidiaries to maintain, keep and preserve, all of their respective properties (tangible and intangible) necessary or useful in the proper conduct of their businesses in good working order and condition, ordinary wear and tear excepted.

        6.13    NOTICE OF CLAIMS

        Borrower and the Subsidiaries shall promptly notify Lender in writing, unless Borrower has made or will make such disclosure in its filings with the SEC and provided a copy thereof to Lender, of all actions, suits or proceedings filed or threatened against or affecting Borrower or the Subsidiaries in any court or before any governmental commission, board, or authority which, if adversely determined, would have a Material Adverse Effect.

        6.14    ENVIRONMENTAL COVENANTS

        Borrower covenants that it will:

                a. Not permit the presence, use, disposal, storage or release of any Hazardous Materials on, in, or under the Real Property, except in the ordinary course of Borrower's business under conditions that are generally recognized to be appropriate and safe and that are in strict compliance with all applicable Environmental Health and Safety Laws.

                b. Not permit any substance, activity or Environmental Condition on, in, under or affecting the Real Property which is in violation of any Environmental Health and Safety Laws.

                c. Comply with the provisions of all Environmental Health and Safety Laws.

                d. Notify Lender immediately of any discharge of Hazardous Materials, Environmental Condition, or environmental complaint or notice received from any governmental agency or any other party.

                e. Upon any discharge of Hazardous Materials or upon the occurrence of any Environmental Condition, immediately contain and remove the same in strict compliance with all Environmental Health and Safety Laws, promptly pay any fine or penalty assessed in connection therewith, and immediately notify Lender of such events.

                f. Permit Lender to inspect the Real Property for Hazardous Materials and Environmental Conditions, to conduct tests thereon, and to inspect all books, correspondence, and records pertaining thereto.

                g. From time to time upon Lender's reasonable request, and at Borrower's expense, provide a report (including all validated and unvalidated data generated for such reports) of a qualified independent environmental engineer acceptable to Lender, satisfactory to Lender in scope, form, and content, and provide to Lender such other and further assurances reasonably satisfactory to Lender, that Borrower is in compliance with these covenants concerning Hazardous Materials and Environmental Conditions, and that any past violation thereof has been corrected in compliance with all applicable Environmental Health and Safety Laws.

                h. Immediately advise Lender of any additional, supplemental, new, or other information concerning any Hazardous Materials or Environmental Conditions relating to the Real Property.

        6.15    NEGATIVE PLEDGE

        Borrower will not create, incur, assume, or suffer to exist, and will not permit the Subsidiaries to create, incur, assume, or suffer to exist, any mortgage, deed of trust, pledge, lien, security interest, hypothecation, assignment, deposit arrangement, or other preferential arrangement, charge, or encumbrance (including, without limitation, any conditional sale, other title retention agreement, or finance lease) of any nature, upon or with respect to any of Borrower's or the Subsidiaries' properties or assets, now owned or hereafter acquired, or sign or file, under the Uniform Commercial Code of any jurisdiction, a financing statement under which Borrower or the Subsidiaries appears as debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, except those contemplated by this Loan Agreement, those provided in the Asset Purchase Agreement, the loan documents with The Development Bank of Singapore, Ltd., those relating to the Qualified Debt of Acquisition, those approved in writing by Lender, and liens for taxes and assessments not yet due and payable or, if due and payable, those being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained.

        6.16    RESTRICTION ON DEBT

        Borrower shall not create, incur, assume, or suffer to exist and will not permit the Subsidiaries to create, incur, assume, or suffer to exist any debt except as permitted by this Section 6.16. Debt means (i) indebtedness or liability for borrowed money; (ii) obligations evidenced by bonds, debentures, notes, or other similar instruments; (iii) obligations for the deferred purchase price of property or services (including trade obligations); (iv) obligations as lessee under capital leases; (v) current liabilities in respect of unfunded vested benefits under Plans covered by ERISA; (vi) obligations under letters of credit; (vii) obligations under acceptance facilities; (viii) all guarantees, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any person or entity, or otherwise to assure a creditor against loss; and (ix) obligations secured by any mortgage, deed of trust, lien, pledge, or security interest or other charge or encumbrance on property, whether or not the obligations have been assumed.

        Permitted exceptions to this covenant are: (i) debt contemplated by this Loan Agreement; (ii) accounts payable to trade creditors for goods or services which are not aged more than ninety (90) days from the billing date and current operating liabilities (other than for borrowed money) which are not more than ninety (90) days past due, in each case incurred in the ordinary course of business, as presently conducted, and paid within the specified time, unless contested in good faith and by appropriate proceedings; (iii) debt of Borrower, excluding the Loan, not to exceed an aggregate, outstanding principal amount of one million dollars ($1,000,000.00); (iv) debt of Acquisition, excluding the Qualified Debt of Acquisition, not to exceed an aggregate, outstanding principal amount of thirteen million dollars ($13,000,000.00), (v) the Qualified Debt of Acquisition and (vi) Borrower's guarantees of Acquisition's obligations to The Development Bank of Singapore Ltd. and ATD, incurred in conjunction with the Asset Purchase Agreement; provided, however, that such guarantees must be in a form acceptable to Lender, and that rights of The Development Bank of Singapore Ltd. and ATD under the guarantees are subordinated to the rights of Lender under the Loan Documents.

        6.17    MERGERS, CONSOLIDATIONS, AND PURCHASE AND SALE OF ASSETS

        Borrower shall not wind up, liquidate, or dissolve itself, reorganize, merge, or consolidate with or into, or convey, sell, assign, transfer, lease, or otherwise dispose of (whether in one transaction or a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any person or entity, or acquire all or substantially all of the assets or the business of any person or entity, without prior written consent of Lender, which consent shall not be unreasonably withheld.

        Borrower shall not permit any of the Subsidiaries to wind up, liquidate, or dissolve itself, reorganize, merge, or consolidate with or into, or convey, sell, assign, transfer, lease, or otherwise dispose of (whether in one transaction or a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any person or entity, or acquire all or substantially all of the assets or the business of any person or entity without prior written consent of Lender, which consent shall not be unreasonably withheld.

        6.18    DIVIDENDS

        Borrower shall not, without Lender's written consent, which shall not be unreasonably withheld: (i) declare or pay any cash dividends, (ii) purchase, redeem, retire or otherwise acquire for value any of its capital stock now or hereafter outstanding, (iii) make any distribution of assets to its stockholders, investors, or equity holders, whether in cash, assets, or in obligations of Borrower, (iv) allocate or otherwise set apart any sum for the payment of any dividend or distribution on, or for the purchase, redemption, or retirement of any shares of its capital stock or equity interests, or (v) make any other distribution by reduction of capital or otherwise in respect of any shares of its capital stock or equity interests.

        6.19    LOANS AND INVESTMENTS

        Borrower shall not, and shall not permit any of the Subsidiaries to, make any loans to, or make any investments in, or pay any advances of any nature whatsoever to any person or entity, in an aggregate, outstanding amount greater than $250,000, except (i) advances in the ordinary course of business to vendors, suppliers, and contractors; (ii) the initial equity investment in Acquisition; (iii) loans evidenced by the Qualified Debt of Acquisition; and
(iv) other loans from Borrower to Subsidiaries, provided that no other loans may be made to any Subsidiaries without prior written consent of Lender, which consent may be conditioned upon execution of such documents and performance of such acts as required by Lender to grant Lender a perfected security interest in the repayment obligation owing by the Subsidiary and all collateral therefor by Borrower.

7.      DEFAULT

        7.1     EVENTS OF DEFAULT

        Time is of the essence of this Loan Agreement. The occurrence of any of the following events, and if required, the giving of any notice and passage of the prescribed time period without cure, shall constitute a default under this Loan Agreement and under the Loan Documents and shall be termed an "Event of Default":

                a. Borrower fails in the payment or performance of any obligation, covenant, agreement, or liability created by any of the Loan Documents.

                b. Any representation, warranty, or financial statement made by or on behalf of Borrower in any of the Loan Documents, or any document contemplated by the Loan Documents, is materially false or materially misleading.

                c. Default occurs or Borrower fails to comply with any term in any of the Loan Documents.

                d. Any indebtedness of Borrower or any of the Subsidiaries under any note, indenture, contract, agreement, or undertaking is accelerated, other than a DBS/ATD Default.

                e. Default or an event which, with the passage of time or the giving of notice or both, would constitute a default, by Borrower or any of the Subsidiaries, occurs on any note, indenture, contract, agreement, or undertaking, including any note, indenture, contract, agreement, or undertaking between Borrower and any of the Subsidiaries, other than a DBS/ATD Default.

                f. Borrower or any of the Subsidiaries is dissolved or substantially ceases business operations.

                g. A receiver, trustee, or custodian is appointed for any part of Borrower's or any of the Subsidiaries' property, or any part of Borrower's or any of the Subsidiaries' property is assigned for the benefit of creditors.

                h. Any proceeding is commenced or petition filed under any bankruptcy or insolvency law by or against Borrower or any of the Subsidiaries.

                i. Any judgment or regulatory fine is entered against Borrower or any of the Subsidiaries which may materially affect Borrower or any of the Subsidiaries.

                j. Borrower or any of the Subsidiaries becomes insolvent or fails to pay its debts as they mature.

                k. Any Material Adverse Change occurs in Borrower's or any Subsidiaries' condition or any event occurs which may cause a Material Adverse Change in Borrower's or any Subsidiaries' condition.

        Any Payment Default shall not be entitled to any notice nor any cure period. Any Formula Default shall not be entitled to any notice but Borrower shall have three (3) Banking Business Days from the due date of the Borrowing Base Certificate pursuant to Subsection 6.7(c) to cure such Formula Default. If the Formula Default is cured within said three (3) Banking Business Days, then Lender may not exercise any rights or remedies based upon that Formula Default. Any other Event of Default shall be subject to Lender first giving Borrower notice of such default and Borrower shall have fifteen (15) days from the date of giving such notice to cure such Event of Default. If the Event of Default is cured within said fifteen day period, then Lender may not exercise any rights or remedies based upon that Event of Default.

        7.2     NO WAIVER OF EVENT OF DEFAULT

        No course of dealing or delay or failure to assert any Event of Default shall constitute a waiver of that Event of Default or of any prior or subsequent Event of Default.

8.      REMEDIES

        8.1     REMEDIES UPON EVENT OF DEFAULT

        Upon the occurrence of an Event of Default, and at any time thereafter, all or any portion of the obligations due or to become due from Borrower to Lender, whether arising under this Loan Agreement, the Promissory Notes, the Security Documents or otherwise, at the option of Lender and without notice to Borrower of the exercise of such option, shall accelerate and become at once due and payable in full, and Lender shall have all rights and remedies created by or arising from the Loan Documents, and all other rights and remedies existing at law, in equity, or by statute.

        Additionally, Lender shall have the right, immediately and without prior notice or demand, to set off against Borrower's obligations to Lender, whether or not due, all money and other amounts owed by Lender in any capacity to Borrower, including, without limitation, checking accounts, savings accounts, and other depository accounts, and Lender shall be deemed to have exercised such right of setoff and to have made a charge against any such money or amounts immediately upon occurrence of an Event of Default, even though such charge is entered on Lender's books subsequently thereto.

        8.2     RIGHTS AND REMEDIES CUMULATIVE

        The rights and remedies herein conferred are cumulative and not exclusive of any other rights or remedies and shall be in addition to every other right, power, and remedy that Lender may have, whether specifically granted herein or hereafter existing at law, in equity, or by statute. Any and all such rights and remedies may be exercised from time to time and as often and in such order as Lender may deem expedient.

        8.3     NO WAIVER OF RIGHTS

        No delay or omission in the exercise or pursuance by Lender of any right, power, or remedy shall impair any such right, power, or remedy or shall be construed to be a waiver thereof.

9.      GENERAL PROVISIONS

        9.1     GOVERNING AGREEMENT

        In the event of conflict or inconsistency between this Loan Agreement and the other Loan Documents, excluding the Promissory Notes, the terms, provisions and intent of this Loan Agreement shall govern.

        9.2     BORROWER'S OBLIGATIONS CUMULATIVE

        Every obligation, covenant, condition, provision, warranty, agreement, liability, and undertaking of Borrower contained in the Loan Documents shall be deemed cumulative and not in derogation or substitution of any of the other obligations, covenants, conditions, provisions, warranties, agreements, liabilities, or undertakings of Borrower contained herein or therein.

        9.3     PAYMENT OF EXPENSES AND ATTORNEY'S FEES

        Borrower shall pay all reasonable expenses of Lender relating to the negotiation, drafting of documents, documentation of the Loan, and administration and supervision of the Loan, including, without limitation, filing fees and reasonable attorneys fees and legal expenses, whether incurred in making the Loan, in future amendments or modifications to the Loan Documents, or in ongoing administration and supervision of the Loan.

        Upon occurrence of an Event of Default, Borrower agrees to pay all costs and expenses, including reasonable attorney fees and legal expenses, incurred by Lender in enforcing, or exercising any remedies under, the Loan Documents, and any other rights and remedies.

        Borrower agrees to pay all expenses, including reasonable attorney fees and legal expenses, incurred by Lender in any bankruptcy proceedings of any type involving Borrower, the Loan Documents, or the Collateral, including, without limitation, expenses incurred in modifying or lifting the automatic stay, determining adequate protection, use of cash collateral or relating to any plan of reorganization.

        9.4     RIGHT TO PERFORM FOR BORROWER

        Lender may, in its sole discretion and without any duty to do so, elect to discharge taxes, tax liens, security interests, or any other encumbrance upon the Collateral or any other property or asset of Borrower, to pay any filing, recording, or other charges payable by Borrower, or to perform any other obligation of Borrower under this Loan Agreement or under the Security Documents, in the event that Borrower is in default under the terms of the Loan Documents.

        9.5     ASSIGNABILITY

        Borrower may not assign or transfer any of the Loan Documents and any such purported assignment or transfer is void.

        Lender may assign or transfer any of the Loan Documents. Funding of this Loan may be provided by an affiliate of Lender.

        9.6     THIRD PARTY BENEFICIARIES

        The Loan Documents are made for the sole and exclusive benefit of Borrower and Lender and are not intended to benefit any other third party. No third party may claim any right or benefit or seek to enforce any term or provision of the Loan Documents.

        9.7     GOVERNING LAW

        The Loan Documents shall be governed by and construed in accordance with the laws of the State of Utah, except to the extent that any such document expressly provides otherwise.

        9.8     SEVERABILITY OF INVALID PROVISIONS

        Any provision of this Loan Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        9.9     INTERPRETATION OF LOAN AGREEMENT

        The article and section headings in this Loan Agreement are inserted for convenience only and shall not be considered part of the Loan Agreement nor be used in its interpretation.

        All references in this Loan Agreement to the singular shall be deemed to include the plural and vice versa and references in the collective or conjunctive shall also include the disjunctive unless the context otherwise clearly requires a different interpretation.

        9.10 SURVIVAL AND BINDING EFFECT OF REPRESENTATIONS, WARRANTIES, AND COVENANTS

        All agreements, representations, warranties, and covenants made herein by Borrower shall survive the execution and delivery of this Loan Agreement and shall continue in effect so long as any obligation to Lender contemplated by this Loan Agreement is outstanding and unpaid, notwithstanding any termination of this Loan Agreement. All agreements, representations, warranties, and covenants made herein by Borrower shall survive any bankruptcy proceedings involving Borrower, to the extent permissible under applicable bankruptcy laws. All agreements, representations, warranties, and covenants in this Loan Agreement shall bind the party making the same, its successors and, in Lender's case, assigns, and all rights and remedies in this Loan Agreement shall inure to the benefit of and be enforceable by each party for whom made, their respective successors and, in Lender's case, assigns.

        9.11    INDEMNIFICATION

        Borrower shall indemnify Lender for any and all claims and liabilities, and for damages which may be awarded or incurred by Lender, and for all reasonable attorney fees, legal expenses, and other out-of-pocket expenses incurred in defending such claims, arising from or related in any manner to the negotiation, execution, or performance by Lender of any of the Loan Documents, but excluding any such claims based upon breach or default by Lender or gross negligence or willful misconduct of Lender.

        Lender shall have the sole and complete control of the defense of any such claims. Lender is hereby authorized to settle or otherwise compromise any such claims as Lender in good faith determines shall be in its best interests.

        9.12    ENVIRONMENTAL INDEMNIFICATION

        Borrower shall indemnify Lender for any and all claims and liabilities, and for damages which may be awarded or incurred by Lender, and for all reasonable attorney fees, legal expenses, and other out-of-pocket expenses arising from or related in any manner, directly or indirectly, to (i) Hazardous Materials located on, in, or under the Real Property; (ii) any Environmental Condition on, in, or under the Real Property; (iii) violation of or non-compliance with any Environmental Health and Safety Law; (iv) any breach or violation of Section 5.10 ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES and/or
Section 6.14 ENVIRONMENTAL COVENANTS; and/or (v) any activity or omission, whether occurring on or off the Real Property, whether prior to or during the term of the loans secured hereby, and whether by Borrower or any other person or entity, relating to Hazardous Materials or an Environmental Condition. The indemnification obligations of Borrower under this Section shall survive any reconveyance, release, or foreclosure of the Real Property, any transfer in lieu of foreclosure, and satisfaction of the obligations secured hereby.

        Lender shall have the sole and complete control of the defense of any such claims. Lender is hereby authorized to settle or otherwise compromise any such claims as Lender in good faith determines shall be in its best interests.

        9.13 INTEREST ON EXPENSES AND INDEMNIFICATION, COLLATERAL, ORDER OF APPLICATION

        All expenses, out-of-pocket costs, attorneys fees and legal expenses, amounts advanced in performance of obligations of Borrower, and indemnification amounts owing by Borrower to Lender under or pursuant to this Loan Agreement, the Promissory Notes, and/or any Security Documents shall be due and payable upon demand. If not paid upon demand, all such obligations shall bear interest at the default rate provided in the Line of Credit Note from the date of disbursement until paid to Lender, both before and after judgment. Lender is authorized to disburse funds under the Line of Credit Note for payment of all such obligations.

        Payment of all such obligations shall be secured by the Collateral and by the Security Documents.

        All payments and recoveries shall be applied to payment of the foregoing obligations, the Promissory Notes, and all other amounts owing to Lender by Borrower in such order and priority as determined by Lender. Unless provided otherwise in the Promissory Notes, payments on the Promissory Notes shall be applied first to accrued interest and the remainder, if any, to principal.

        9.14    LIMITATION OF CONSEQUENTIAL DAMAGES

        Except for acts by Lender of gross negligence or willful misconduct, Lender and its officers, directors, employees, representatives, agents, and attorneys, shall not be liable to Borrower for consequential damages arising from or relating to any breach of contract, tort, or other wrong in connection with the negotiation, documentation, administration or collection of the Loan.

        9.15    WAIVER AND RELEASE OF CLAIMS

        Borrower (i) represents that it has no defenses to or setoffs against any indebtedness or other obligations owing to Lender or its affiliates (the "Obligations"), nor claims against Lender or its affiliates for any matter whatsoever, related or unrelated to the Obligations, and (ii) releases Lender and its affiliates from all claims, causes of action, and costs, in law or equity, existing as of the date of this Loan Agreement, which Borrower has or may have by reason of any matter of any conceivable kind or character whatsoever, related or unrelated to the Obligations, including the subject matter of this Loan Agreement. This provision shall not apply to claims for performance of express contractual obligations owing to Borrower by Lender or its affiliates.

        9.16    REVIVAL CLAUSE

        If the incurring of any debt by Borrower or the payment of any money or transfer of property to Lender by or on behalf of Borrower should for any reason subsequently be determined to be "voidable" or "avoidable" in whole or in part within the meaning of any state or federal law (collectively "voidable transfers"), including, without limitation, fraudulent conveyances or preferential transfers under the United States Bankruptcy Code or any other federal or state law, and Lender is required to repay or restore any voidable transfers or the amount or any portion thereof, or upon the advice of Lender's counsel is advised to do so, then, as to any such amount or property repaid or restored, including all reasonable costs, expenses, and attorneys fees of Lender related thereto, the liability of Borrower shall automatically be revived, reinstated and restored and shall exist as though the voidable transfers had never been made.

        9.17    ARBITRATION

ARBITRATION DISCLOSURES:

        1. ARBITRATION IS FINAL AND BINDING ON THE PARTIES AND SUBJECT TO ONLY VERY LIMITED REVIEW BY A COURT.

        2. IN ARBITRATION THE PARTIES ARE WAIVING THEIR RIGHT TO LITIGATE IN COURT, INCLUDING THEIR RIGHT TO A JURY TRIAL.

        3.      DISCOVERY IN ARBITRATION IS MORE LIMITED THAN DISCOVERY IN
                COURT.

        4. ARBITRATORS ARE NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING IN THEIR AWARDS. THE RIGHT TO APPEAL OR TO SEEK MODIFICATION OF ARBITRATORS' RULINGS IS VERY LIMITED.

        5. A PANEL OF ARBITRATORS MIGHT INCLUDE AN ARBITRATOR WHO IS OR WAS AFFILIATED WITH THE BANKING INDUSTRY.

        6. IF YOU HAVE QUESTIONS ABOUT ARBITRATION, CONSULT YOUR ATTORNEY OR THE AMERICAN ARBITRATION ASSOCIATION.

                a. Any claim or controversy ("Dispute") between or among the parties and their employees, agents, affiliates, and assigns, including, but not limited to, Disputes arising out of or relating to the Loan, the Collateral, the Loan Documents, this Section 9.7 GOVERNING LAW, this arbitration provision ("arbitration clause"), or any related agreements or instruments relating hereto or delivered in connection herewith ("Related Agreements"), and including but not limited to a Dispute based on or arising from an alleged tort, shall at the request of any party be resolved by binding arbitration in accordance with the applicable arbitration rules of the American Arbitration Association (the "Administrator"). The provisions of this arbitration clause shall survive any termination, amendment, or expiration of this Loan Agreement or Related Agreements. The provisions of this arbitration clause shall supersede any prior arbitration agreement between or among the parties.

                b. The arbitration proceedings shall be conducted in a city mutually agreed by the parties. Absent such an agreement, arbitration will be conducted in Salt Lake City, Utah or such other place as may be determined by the Administrator. The Administrator and the arbitrator(s) shall have the authority to the extent practicable to take any action to require the arbitration proceeding to be completed and the arbitrator(s)' award issued within one hundred fifty (150) days of the filing of the Dispute with the Administrator. The arbitrator(s) shall have the authority to impose sanctions on any party that fails to comply with time periods imposed by the Administrator or the arbitrator(s), including the sanction of summarily dismissing any Dispute or defense with prejudice. The arbitrator(s) shall have the authority to resolve any Dispute regarding the terms of this Loan Agreement, this arbitration clause, or Related Agreements, including any claim or controversy regarding the arbitrability of any Dispute. All limitations periods applicable to any Dispute or defense, whether by statute or agreement, shall apply to any arbitration proceeding hereunder and the arbitrator(s) shall have the authority to decide whether any Dispute or defense is barred by a limitations period and, if so, to summarily enter an award dismissing any Dispute or defense on that basis. The doctrines of compulsory counterclaim, res judicata, and collateral estoppel shall apply to any arbitration proceeding hereunder so that a party must state as a counterclaim in the arbitration proceeding any claim or controversy which arises out of the transaction or occurrence that is the subject matter of the Dispute. The arbitrator(s) may in the arbitrator(s)' discretion and at the request of any party: (i) consolidate in a single arbitration proceeding any other claim arising out of the same transaction involving another party that is substantially related to the Dispute where that other party to that transaction that is bound by an arbitration clause with Lender, such as borrowers, guarantors, sureties, and owners of collateral and (ii) consolidate or administer multiple arbitration claims or controversies as a class action in accordance with the provisions of Rule 23 of the Federal Rules of Civil Procedure.

                c. The arbitrator(s) shall be selected in accordance with the rules of the Administrator from panels maintained by the Administrator. A single arbitrator shall have expertise in the subject matter of the Dispute. Where three arbitrators conduct an arbitration proceeding, the Dispute shall be decided by a majority vote of the three arbitrators, at least one of whom must have expertise in the subject matter of the Dispute and at least one of whom must be a practicing attorney. The arbitrator(s) shall award to the prevailing party recovery of all costs and fees (including attorneys' fees and costs, arbitration administration fees and costs, and arbitrator(s)' fees). The arbitrator(s), either during the pendency of the arbitration proceeding or as part of the arbitration award, also may grant provisional or ancillary remedies including but not limited to an award of injunctive relief, foreclosure, sequestration, attachment, replevin, garnishment, or the appointment of a receiver.

                d. Judgment upon an arbitration award may be entered in any court having jurisdiction, subject to the following limitation: the arbitration award is binding upon the parties only if the amount does not exceed four million dollars ($4,000,000.00); if the award exceeds that limit, any party may demand the right to a court trial. Such a demand must be filed with the Administrator within thirty (30) days following the date of the arbitration award; if such a demand is not made within that time period, the amount of the arbitration award shall be binding. The computation of the total amount of an arbitration award shall include amounts awarded for attorneys' fees and costs, arbitration administration fees and costs, and arbitrator(s)' fees.

                e. No provision of this arbitration clause, nor the exercise of any rights hereunder, shall limit the right of any party to:
        (i) judicially or non-judicially foreclose against any real or personal property collateral or other security; (ii) exercise self-help remedies, including but not limited to repossession and setoff rights; or (iii) obtain from a court having jurisdiction thereover any provisional or ancillary remedies including but not limited to injunctive relief, foreclosure, sequestration, attachment, replevin, garnishment, or the appointment of a receiver. Such rights can be exercised at any time, before or after initiation of an arbitration proceeding, except to the extent such action is contrary to the arbitration award. The exercise of such rights shall not constitute a waiver of the right to submit any Dispute to arbitration, and any claim or controversy related to the exercise of such rights shall be a Dispute to be resolved under the provisions of this arbitration clause. Any party may initiate arbitration with the Administrator. If any party desires to arbitrate a Dispute asserted against such party in a complaint, counterclaim, cross-claim, or third-party complaint thereto, or in an answer or other reply to any such pleading, such party must make an appropriate motion to the trial court seeking to compel arbitration, which motion must be filed with the court within forty-five (45) days of service of the pleading, or amendment thereto, setting forth such Dispute. If arbitration is compelled after commencement of litigation of a Dispute, the party obtaining an order compelling arbitration shall commence arbitration and pay the Administrator's filing fees and costs within forty-five (45) days of entry of such order.

                f. Notwithstanding the applicability of any other law to this Loan Agreement, the arbitration clause, or Related Agreements between or among the parties, the Federal Arbitration Act, 9 U.S.C. Section 1 ET. SEQ., shall apply to the construction and interpretation of this arbitration clause. If any provision of this arbitration clause should be determined to be unenforceable, all other provisions of this arbitration clause shall remain in full force and effect.

        9.18 CONSENT TO UTAH JURISDICTION AND EXCLUSIVE JURISDICTION OF UTAH COURTS

        Borrower acknowledges that by execution and delivery of the Loan Documents Borrower has transacted business in the State of Utah and Borrower voluntarily submits to, consents to, and waives any defense to the jurisdiction of courts located in the State of Utah as to all matters relating to or arising from the Loan Documents and/or the transactions contemplated thereby. EXCEPT AS EXPRESSLY AGREED IN WRITING BY LENDER AND EXCEPT AS PROVIDED IN THE ARBITRATION PROVISIONS ABOVE, THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF UTAH SHALL HAVE SOLE AND EXCLUSIVE JURISDICTION OF ANY AND ALL CLAIMS, DISPUTES, AND CONTROVERSIES, ARISING UNDER OR RELATING TO THE LOAN DOCUMENTS AND/OR THE TRANSACTIONS CONTEMPLATED THEREBY. NO LAWSUIT, PROCEEDING, OR ANY OTHER ACTION RELATING TO OR ARISING UNDER THE LOAN DOCUMENTS AND/OR THE TRANSACTIONS CONTEMPLATED THEREBY MAY BE COMMENCED OR PROSECUTED IN ANY OTHER FORUM EXCEPT AS EXPRESSLY AGREED IN WRITING BY LENDER.

        9.19    NOTICES

        All notices or demands by any party to this Loan Agreement shall, except as otherwise provided herein, be in writing and may be sent by certified mail, return receipt requested. Notices so mailed shall be deemed received when deposited in a United States post office box, postage prepaid, properly addressed to Borrower or Lender at the mailing addresses stated herein or to such other addresses as Borrower or Lender may from time to time specify in writing. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

        Mailing addresses:

        Lender:

                Zions First National Bank
                Commercial Banking Division
                One South Main Street, Second Floor
                Salt Lake City, Utah 84111
                Attention: David S. Mathis, Senior Vice President

        With a copy to:

                Snell & Wilmer, L.L.P.
                Gateway Tower West
                15 West South Temple, Suite 1200
                Salt Lake City, Utah 84101
                Attention: John A. Beckstead

        Borrower:

                1-800 CONTACTS, INC.
                66 E. Wadsworth Park Drive
                Draper, Utah 84020
                Attention: Jonathan C. Coon, President

        with a copy to:

                Ballard Spahr Andrews & Ingersoll, LLP
                One Utah Center, Suite 600
                201 South Main Street
                Salt Lake City, Utah 84111-2221
                Attention: David R. Rudd

        9.20    DUPLICATE ORIGINALS; COUNTERPART EXECUTION; FAX DELIVERY

        Two or more duplicate originals of the Loan Documents may be signed by the parties, each duplicate of which shall be an original but all of which together shall constitute one and the same instrument.

        This Loan Agreement may be executed in several counterparts, without the requirement that all parties sign each counterpart. Each of such counterparts shall be an original, but all counterparts together shall constitute one and the same instrument.

        Any party may deliver this executed Loan Agreement by sending its signature page to this Loan Agreement to Lender or Lender's counsel by facsimile transmission (fax). Such delivery shall be binding and effective the same as if the original executed document had been delivered; provided that Lender may elect to require delivery of the original executed signature of Borrower in the presence of Lender or its representative as a condition to funding.

        9.21    DISCLOSURE OF FINANCIAL AND OTHER INFORMATION

        Borrower hereby consents to Lender disclosing to any other lender who may participate in the Loan any and all information, knowledge, reports, and records, including, without limitation, financial statements, relating in any manner whatsoever to the Loan and Borrower.

        9.22    INTEGRATED AGREEMENT AND SUBSEQUENT AMENDMENT

        The Loan Documents constitute the entire agreement between Lender and Borrower, and may not be altered or amended except by written agreement signed by Lender and Borrower. PURSUANT TO UTAH CODE SECTION 25-5-4, BORROWER IS NOTIFIED THAT THESE AGREEMENTS ARE A FINAL EXPRESSION OF THE AGREEMENT BETWEEN LENDER AND BORROWER AND THESE AGREEMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY ALLEGED ORAL AGREEMENT.

        All prior and contemporaneous agreements, arrangements and understandings between the parties hereto as to the subject matter hereof are, except as otherwise expressly provided herein, rescinded.

        Effective Date: July 22, 2002


                                            Lender:

                                            Zions First National Bank


                                            By: /s/ Jim C. Stanchfield
                                               ---------------------------------
                                               Jim C. Stanchfield
                                               Vice President


                                            Borrower:

                                            1-800 CONTACTS, INC.


                                            By: /s/ Robert G. Hunter
                                               ---------------------------------
                                            Title: VP Finance
                                                  ------------------------------

                                    EXHIBIT A

                                 PROMISSORY NOTE
                           (REVOLVING LINE OF CREDIT)

                                    EXHIBIT B

                                 PROMISSORY NOTE
                             (AMORTIZING TERM LOAN)

                                    EXHIBIT C

                             FORM OF GENERAL RELEASE

                                 PROMISSORY NOTE
                           (REVOLVING LINE OF CREDIT)

                                  July 22, 2002


Borrower: 1-800 CONTACTS, INC.

Lender: Zions First National Bank

Amount: $20,000,000.00

Maturity: April 30, 2003


        For value received, Borrower promises to pay to the order of Lender at its Commercial Banking Division, One South Main Street, Second Floor, Salt Lake City, Utah, 84111, the sum of twenty million dollars ($20,000,000.00) or such other principal balance as may be outstanding hereunder in lawful money of the United States with interest thereon calculated and payable as provided herein.

                                   DEFINITIONS

        Terms used in the singular shall have the same meaning when used in the plural and vice versa. As used in this Promissory Note, the term:

        "Banking Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the State of Utah are authorized or required to close and, when used in reference to an Interest Period, a day on which dealings in dollar deposits are also carried on in the London Interbank market and banks are open for business in London.

        "Dollars" and the sign "$" mean lawful money of the United States.

        "Event of Default" shall have the meaning set forth in the Loan
Agreement

        "Interest Period" means, with respect to any advance or balance for which interest is based on the LIBOR Rate, the period commencing on the date such advance is made or, as to an existing balance, the date selected by Borrower and ending, as Borrower may select, on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, except that each such Interest Period that commences on the last Banking Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Banking Business Day of the appropriate subsequent calendar month; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

        a. No Interest Period may extend beyond the termination of the Loan Agreement;

        b. No Interest Period may extend beyond the aforesaid Maturity Date or such later date to which it is extended; and

        c. If an Interest Period would end on a day that is not a Banking Business Day, such Interest Period shall be extended to the next Banking Business Day unless such Banking Business Day would fall in the next calendar month, in which event such Interest Period shall end on the immediately preceding Banking Business Day.

        "LIBOR Rate" applicable to any Interest Period means the rate per annum quoted by Lender as its LIBOR Rate, rounded to the nearest thousandth. The LIBOR Rate shall be related to quotes for the London Interbank Offered Rate from the British Bankers Association Interest Settlement Rates, Lasser Marshall Inc., or other comparable services for the applicable Interest Period. This definition of LIBOR Rate is to be strictly interpreted and is not intended to serve any purpose other than providing an index to determine the interest rate used herein. The LIBOR Rate of Lender may not necessarily be the same as the quoted London Interbank Offered Rate quoted by any particular institution or service applicable to any Interest Period.

        "Loan Agreement" means the Loan Agreement dated July 22, 2002 between Zions First National Bank as Lender and Borrower, together with any exhibits, amendments, addenda, and modifications.

        "Prime Rate" means an index which is determined daily by the published commercial loan variable rate index held by any two of the following banks: J.
P. Morgan Chase & Co., Wells Fargo Bank N. A., and Bank of America N. T. & S. A. In the event no two of the above banks have the same published rate, the bank having the median rate will establish the Prime Rate. If, for any reason beyond the control of Lender, any of the aforementioned banks becomes unacceptable as a reference for the purpose of determining the Prime Rate used herein, Lender may, five days after posting notice in Lender's bank offices, substitute another comparable bank for the one determined unacceptable. As used in this paragraph, "comparable bank" shall mean one of the ten largest commercial banks headquartered in the United States of America. This definition of Prime Rate is to be strictly interpreted and is not intended to serve any purpose other than providing an index to determine the variable interest rate used herein. It is not the lowest rate at which Lender may make loans to any of its customers, either now or in the future.

                            REVOLVING LINE OF CREDIT

        This Promissory Note shall be a revolving line of credit under which Borrower may repeatedly draw and repay funds, so long as no default has occurred hereunder or under the Loan Agreement.

        Principal and interest shall be payable as follows: Interest accrued is to be paid monthly commencing August 1, 2002, and on the same day of each month thereafter. All principal and unpaid interest shall be paid in full on April 30, 2003.

        All payments shall be applied first to accrued interest and the remainder, if any, to principal.

        Interest shall accrue from the date of disbursement of the principal amount or portion thereof until paid, both before and after judgment, in accordance with the terms set forth herein.

                        PRIME RATE OR LIBOR RATE ELECTION

        Each advance under this Promissory Note shall initially bear interest based on the Prime Rate.

        Provided no Event of Default has occurred, Borrower may elect at any time and from time to time to convert the interest rate on all or any portion of the outstanding principal balance from the Prime Rate based interest rate to the LIBOR Rate based interest rate by giving Lender two (2) Banking Business Days written notice of such election, specifying the amount of the outstanding principal balance to be converted and the Interest Period. The amount for which such election is exercised must be five hundred thousand dollars ($500,000.00) or multiples thereof. An election to convert to the LIBOR Rate based interest rate may not be changed to the Prime Rate based interest rate without consent of Lender until expiration of the selected Interest Period.

                          INTEREST BASED ON PRIME RATE

        Interest based on the Prime Rate shall be at a variable rate computed on the basis of a three hundred sixty (360) day year as follows:
twenty-five-one-hundredths percent (.25%) per annum above the Prime Rate from time to time in effect, adjusted as of the date of any change in the Prime Rate.

                          INTEREST BASED ON LIBOR RATE

        Interest based on the LIBOR Rate shall be calculated as follows:

        1. Interest shall be at a rate computed on the basis of a three hundred sixty (360) day year at a rate equal to the LIBOR Rate for the applicable Interest Period plus two and seventy-five-one-hundredths percent (2.75%).

        2. Notwithstanding any other provision in this Promissory Note, if the adoption of any applicable law, rule, or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by Lender with any request or directive (whether or not having the force of law) of any such authority, central bank, or comparable agency, shall make it unlawful or impossible for Lender to maintain balances based on the LIBOR Rate, then upon notice to Borrower by Lender the outstanding principal amount of the balances based on the LIBOR Rate, together with interest accrued thereon, shall be repaid immediately upon demand of Lender if such change or compliance with such request, in the reasonable judgment of Lender, requires immediate repayment or, if such repayment is not required, at the election of Borrower shall be converted to a balance based on Prime Rate or repaid at the expiration of the last Interest Period to expire before the effective date of any such change or request.

        3. Notwithstanding anything to the contrary herein, if Lender reasonably determines (which determination shall be conclusive) that (a) quotations of interest rates are not being provided for purposes of determining the LIBOR Rate, or (b) the LIBOR Rate does not accurately cover the cost to Lender of making or maintaining advances based on the LIBOR Rate, then Lender may give notice thereof to Borrower, whereupon until Lender notifies Borrower that the circumstances giving rise to such suspension no longer exist, then (1) the right of Borrower to request interest pricing based on the LIBOR Rate shall be suspended; and
                (2) Borrower shall repay in full the then outstanding principal amount based on LIBOR Rate together with accrued interest thereon, on the last day of the then current Interest Period applicable to such balance, or, at Borrower's option, convert the outstanding principal balances based on LIBOR Rate to balances based on Prime Rate on the last day of the then current Interest Period applicable to such balances.

                                     GENERAL

        Borrower may prepay all or any portion of all Prime Rate based balances at any time without penalty. Borrower may not prepay in full or in part any LIBOR Rate based balances. Any prepayment received by Lender after 2:00 p.m. mountain standard or daylight time (whichever is in effect on the date the prepayment is received) shall be deemed received on the following Banking Business Day.

        Upon default in payment of any principal or interest when due, whether due at stated maturity, by acceleration, or otherwise, all outstanding principal shall bear interest at a default rate from the date when due until paid, both before and after judgment, which default rate shall be three percent (3%) per annum above the foregoing rates and upon maturity of the applicable Interest Periods all balances bearing interest based on the LIBOR Rate shall be converted to balances bearing interest based on the Prime Rate.

        If, at any time prior to the maturity of this Promissory Note, this Promissory Note shall have a zero balance owing, this Promissory Note shall not be deemed satisfied or terminated but shall remain in full force and effect for future draws unless terminated upon other grounds.

        This Promissory Note is made in accordance with the Loan Agreement and is secured by the collateral identified in and contemplated by the Loan Agreement. All disbursements under this Promissory Note shall be made in accordance with the Loan Agreement.

        If an Event of Default occurs, time being the essence hereof, then the entire unpaid balance, with interest as aforesaid, shall, at the election of the holder hereof and without notice of such election, become immediately due and payable in full.

        If an Event of Default occurs, Borrower agrees to pay to the holder hereof all collection costs, including reasonable attorney fees and legal expenses, in addition to all other sums due hereunder.

        This Promissory Note shall be governed by and construed in accordance with the laws of the State of Utah.

        Borrower acknowledges that by execution and delivery of this Promissory Note Borrower has transacted business in the State of Utah and Borrower voluntarily submits to, consents to, and waives any defense to the jurisdiction of courts located in the State of Utah as to all matters relating to or arising from this Promissory Note. EXCEPT AS EXPRESSLY AGREED IN WRITING BY LENDER AND EXCEPT AS PROVIDED IN THE ARBITRATION PROVISIONS IN THE LOAN AGREEMENT, THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF UTAH SHALL HAVE SOLE AND EXCLUSIVE JURISDICTION OF ANY AND ALL CLAIMS, DISPUTES, AND CONTROVERSIES, ARISING UNDER OR RELATING TO THIS PROMISSORY NOTE. NO LAWSUIT, PROCEEDING, OR ANY OTHER ACTION RELATING TO OR ARISING UNDER THIS PROMISSORY NOTE MAY BE COMMENCED OR PROSECUTED IN ANY OTHER FORUM EXCEPT AS EXPRESSLY AGREED IN WRITING BY LENDER.

        Borrower hereby waives presentment for payment, demand, protest, notice of protest, notice of protest and of non-payment and of dishonor, and consent to extensions of time, renewal, waivers or modifications without notice and further consent to the release of any collateral or any part thereof with or without substitution.

                                            Borrower:

                                            1-800 CONTACTS, INC.


                                            By:  /s/ Robert G. Hunter
                                               ---------------------------------
                                            Title:  VP Finance
                                                  ------------------------------

                                 PROMISSORY NOTE
                             (AMORTIZING TERM LOAN)

                                  July 22, 2002


Borrower: 1-800 CONTACTS, INC.

Lender: Zions First National Bank

Amount: $10,000,000.00

Maturity: June 30, 2007

        For value received, Borrower promises to pay to the order of Lender at its Commercial Banking Division, One South Main Street, Second Floor, Salt Lake City, Utah, 84111, the sum of ten million dollars ($10,000,000.00) in lawful money of the United States with interest thereon calculated and payable as provided herein.

                                   DEFINITIONS

        Terms used in the singular shall have the same meaning when used in the plural and vice versa. As used in this Promissory Note, the term:

        "Banking Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the State of Utah are authorized or required to close and, when used in reference to an Interest Period, a day on which dealings in dollar deposits are also carried on in the London Interbank market and banks are open for business in London.

        "Dollars" and the sign "$" mean lawful money of the United States.

        "Event of Default" shall have the meaning set forth in the Loan
Agreement

        "Interest Period" means, with respect to any balance for which interest is based on the LIBOR Rate, the period commencing on the date selected by Borrower and ending, as Borrower may select, on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, except that each such Interest Period that commences on the last Banking Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Banking Business Day of the appropriate subsequent calendar month; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

        a. No Interest Period may extend beyond the termination of the Loan Agreement;

        b. No Interest Period may extend beyond the aforesaid Maturity Date or such later date to which it is extended; and

        c. If an Interest Period would end on a day that is not a Banking Business Day, such Interest Period shall be extended to the next Banking Business Day unless such Banking Business Day would fall in the next calendar month, in which event such Interest Period shall end on the immediately preceding Banking Business Day.

        "LIBOR Rate" applicable to any Interest Period means the rate per annum quoted by Lender as its LIBOR Rate, rounded to the nearest thousandth. The LIBOR Rate shall be related to quotes for the London Interbank Offered Rate from the British Bankers Association Interest Settlement Rates, Lasser Marshall Inc., or other comparable services for the applicable Interest Period. This definition of LIBOR Rate is to be strictly interpreted and is not intended to serve any purpose other than providing an index to determine the interest rate used herein. The LIBOR Rate of Lender may not necessarily be the same as the quoted London Interbank Offered Rate quoted by any particular institution or service applicable to any Interest Period.

        "Loan Agreement" means the Loan Agreement dated July 22, 2002 between Zions First National Bank as Lender and Borrower together with any exhibits, amendments, addenda, and modifications.

        "Prime Rate" means an index which is determined daily by the published commercial loan variable rate index held by any two of the following banks: J.
P. Morgan Chase & Co., Wells Fargo Bank N. A., and Bank of America N. T. & S. A. In the event no two of the above banks have the same published rate, the bank having the median rate will establish the Prime Rate. If, for any reason beyond the control of Lender, any of the aforementioned banks becomes unacceptable as a reference for the purpose of determining the Prime Rate used herein, Lender may, five days after posting notice in Lender's bank offices, substitute another comparable bank for the one determined unacceptable. As used in this paragraph, "comparable bank" shall mean one of the ten largest commercial banks headquartered in the United States of America. This definition of Prime Rate is to be strictly interpreted and is not intended to serve any purpose other than providing an index to determine the variable interest rate used herein. It is not the lowest rate at which Lender may make loans to any of its customers, either now or in the future.

                              AMORTIZING TERM LOAN

        Principal and interest shall be payable as follows: Interest accrued is to be paid monthly commencing August 1, 2002, and on the same day of each month thereafter. Quarterly installments of principal in the amount set forth below shall be paid commencing October 1, 2002 and on each January 1, April 1, July 1 and October 1 thereafter until June 30, 2007 at which time all remaining outstanding principal and interest shall be due and payable in full.

        For Quarters                                  Principal Payment Amount
        ------------                                  ------------------------
        1 through 4                                        $450,000.00
        5 through 8                                        $475,000.00
        9 through 12                                       $500,000.00
        13 through 16                                      $525,000.00
        17 and thereafter                                  $550,000.00

        All payments shall be applied first to accrued interest and the remainder, if any, to principal.

        Interest shall accrue from the date of disbursement of the principal amount until paid, both before and after judgment, in accordance with the terms set forth herein.

                        PRIME RATE OR LIBOR RATE ELECTION

        The principal advanced under this Promissory Note shall initially bear interest based on the Prime Rate.

        Provided no Event of Default has occurred, Borrower may elect at any time and from time to time to convert the interest rate on all or any portion of the outstanding principal balance from the Prime Rate based interest rate to the LIBOR Rate based interest rate by giving Lender two (2) Banking Business Days written notice of such election, specifying the amount of the outstanding principal balance to be converted and the Interest Period. The amount for which such election is exercised must be five hundred thousand dollars ($500,000.00) or multiples thereof. An election to convert to the LIBOR Rate based interest rate may not be changed to the Prime Rate based interest rate without consent of Lender until expiration of the selected Interest Period.

                          INTEREST BASED ON PRIME RATE

        Interest based on the Prime Rate shall be at a variable rate computed on the basis of a three hundred sixty (360) day year as follows: five-tenths percent (.5%) per annum above the Prime Rate from time to time in effect, adjusted as of the date of any change in the Prime Rate.

                          INTEREST BASED ON LIBOR RATE

        Interest based on the LIBOR Rate shall be calculated as follows:

        1. Interest shall be at a rate computed on the basis of a three hundred sixty (360) day year at a rate equal to the LIBOR Rate for the applicable Interest Period plus three percent (3%).

        2. Notwithstanding any other provision in this Promissory Note, if the adoption of any applicable law, rule, or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by Lender with any request or directive (whether or not having the force of law) of any such authority, central bank, or comparable agency, shall make it unlawful or impossible for Lender to maintain balances based on the LIBOR Rate, then upon notice to Borrower by Lender the outstanding principal amount of the balances based on the LIBOR Rate, together with interest accrued thereon, shall be repaid immediately upon demand of Lender if such change or compliance with such request, in the reasonable judgment of Lender, requires immediate repayment or, if such repayment is not required, at the election of Borrower shall be converted to a balance based on Prime Rate or repaid at the expiration of the last Interest Period to expire before the effective date of any such change or request.

        3. Notwithstanding anything to the contrary herein, if Lender reasonably determines (which determination shall be conclusive) that (a) quotations of interest rates are not being provided for purposes of determining the LIBOR Rate, or (b) the LIBOR Rate does not accurately cover the cost to Lender of outstanding balances based on the LIBOR Rate, then Lender may give notice thereof to Borrower, whereupon until Lender notifies Borrower that the circumstances giving rise to such suspension no longer exist, then (1) the right of Borrower to request interest pricing based on the LIBOR Rate shall be suspended; and (2) Borrower shall repay in full the then outstanding principal amount based on LIBOR Rate together with accrued interest thereon, on the last day of the then current Interest Period applicable to such balance, or, at Borrower's option, convert the outstanding principal balances based on LIBOR Rate to balances based on Prime Rate on the last day of the then current Interest Period applicable to such balances.

                                     GENERAL

        Borrower may prepay all or any portion of all Prime Rate based balances at any time without penalty. Borrower may not prepay in full or in part any LIBOR Rate based balances. Any prepayment received by Lender after 2:00 p.m. mountain standard or daylight time (whichever is in effect on the date the prepayment is received) shall be deemed received on the following Banking Business Day.

        Upon default in payment of any principal or interest when due, whether due at stated maturity, by acceleration, or otherwise, all outstanding principal shall bear interest at a default rate from the date when due until paid, both before and after judgment, which default rate shall be three percent (3%) per annum above the foregoing rates and upon maturity of the applicable Interest Periods all balances bearing interest based on the LIBOR Rate shall be converted to balances bearing interest based on the Prime Rate.

        This Promissory Note is made in accordance with the Loan Agreement and is secured by the collateral identified in and contemplated by the Loan Agreement. All disbursements under this Promissory Note shall be made in accordance with the Loan Agreement.

        If an Event of Default occurs, time being the essence hereof, then the entire unpaid balance, with interest as aforesaid, shall, at the election of the holder hereof and without notice of such election, become immediately due and payable in full.

        If an Event of Default occurs, Borrower agrees to pay to the holder hereof all collection costs, including reasonable attorney fees and legal expenses, in addition to all other sums due hereunder.

        This Promissory Note shall be governed by and construed in accordance with the laws of the State of Utah.

        Borrower acknowledges that by execution and delivery of this Promissory Note Borrower has transacted business in the State of Utah and Borrower voluntarily submits to, consents to, and waives any defense to the jurisdiction of courts located in the State of Utah as to all matters relating to or arising from this Promissory Note. EXCEPT AS EXPRESSLY AGREED IN WRITING BY LENDER AND EXCEPT AS PROVIDED IN THE ARBITRATION PROVISIONS IN THE LOAN AGREEMENT, THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF UTAH SHALL HAVE SOLE AND EXCLUSIVE JURISDICTION OF ANY AND ALL CLAIMS, DISPUTES, AND CONTROVERSIES, ARISING UNDER OR RELATING TO THIS PROMISSORY NOTE. NO LAWSUIT, PROCEEDING, OR ANY OTHER ACTION RELATING TO OR ARISING UNDER THIS PROMISSORY NOTE MAY BE COMMENCED OR PROSECUTED IN ANY OTHER FORUM EXCEPT AS EXPRESSLY AGREED IN WRITING BY LENDER.

        Borrower hereby waives presentment for payment, demand, protest, notice of protest, notice of protest and of non-payment and of dishonor, and consent to extensions of time, renewal, waivers or modifications without notice and further consent to the release of any collateral or any part thereof with or without substitution.

                                      Borrower:

                                      1-800 CONTACTS, INC.


                                      By:  Robert G Hunter
                                         ---------------------------------------
                                      Title:  VP Finance
                                            ------------------------------------

                            GENERAL RELEASE AGREEMENT
                              (1-800 CONTACTS Loan)

     This General Release Agreement (the "AGREEMENT") is made by and between 1-800 CONTACTS, INC., a Delaware corporation (the "BORROWER") and ZIONS FIRST NATIONAL BANK (the "LENDER").

                                    RECITALS:

     A. Lender has previously extended a loan to Borrower in the original principal amount of thirty million dollars ($30,000,000.00), consisting of a term loan in the amount of ten million dollars ($10,000,000.00) and a revolving line of credit in the amount of twenty million dollars ($20,000,000.00) (collectively, the "LOAN"). The Loan is governed and evidenced by a Loan Agreement, dated July 22, 2002 (the "LOAN AGREEMENT"), as supplemented by a Security Agreement (Stock and Debt Instruments), dated July 22, 2002, a Security Agreement (General Assets), dated July 22, 2002, and other agreements and documents defined in the Loan Agreement as the "LOAN DOCUMENTS."

     B. This Agreement is given pursuant to the Loan Agreement and in consideration of Lender releasing security interests and liens on the assets of Borrower.

     In view of the foregoing, and for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

     1. Borrower, and its successors and assigns, do hereby and forever release and discharge Lender and its past and present subsidiary and affiliated corporations, divisions or other related entities, as well as its successors, shareholders, officers, directors, predecessors, assigns, agents, employees, attorneys and representatives, past or present, from any and all causes of action, claims, actions, judgments, liens, debts, liabilities, rights, interest and demands of whatsoever kind or character, arising from or relating to the Loan, Loan Documents, and/or the administration of the Loan, known or unknown, presently existing or arising in the future, which Borrower has or may have against any released person or entity by reason of any and all acts, omissions, events or facts occurring or existing; provided, however, that the foregoing release shall not apply to any act of gross negligence or willful misconduct on the part of any of the foregoing entities or individuals.

     2. This Agreement shall be governed by and construed under the laws of the State of Utah without reference to principles of conflicts of law.

     3. This Agreement constitutes a single integrated contract expressing the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof. There are no other agreements, written or oral, express or implied, between the parties hereto, concerning the subject matter hereof, except as set forth herein. This Agreement may be amended or modified only by an agreement in writing signed by all parties. Should any of the provisions of the Agreement be determined to be invalid by a court of competent jurisdiction or an arbitrator, it is agreed that such invalidity shall not affect the enforceability of the other provisions herein, and the parties shall negotiate in good faith the provision or provisions to effectuate its or their purpose and to conform it or them to the law.

          Dated:___________________.

                                 LENDER:

                                     ZIONS FIRST NATIONAL BANK


                                     By:
                                         ----------------------
                                     Name:
                                           --------------------
                                     Title:
                                            -------------------

                                 BORROWER:

                                     1-800 CONTACTS, INC.,
                                     a Delaware corporation


                                     By:
                                         ----------------------
                                     Name:
                                           --------------------
                                     Title:
                                            -------------------

                               SECURITY AGREEMENT
                                (GENERAL ASSETS)

        This Security Agreement (the "Security Agreement") is made between 1-800 CONTACTS, INC., a Delaware corporation, ("Borrower") and Zions First National Bank ("Lender"), pursuant to a Loan Agreement dated July 22, 2002, between Borrower and Lender (the "Loan Agreement").

        For good and valuable consideration, receipt of which is hereby acknowledged, Borrower and Lender hereby agree as follows:

        1. DEFINITIONS. Except as otherwise provided herein, terms defined in the Loan Agreement shall have the same meanings when used herein. Terms defined in the singular shall have the same meaning when used in the plural and vice versa. Terms defined in the Uniform Commercial Code which are used herein shall have the meanings set forth in the Uniform Commercial Code, except as expressly defined otherwise. As used herein, the term:

        "Collateral" means the collateral described in Section 2, GRANT OF SECURITY INTEREST, below.

        "Default Rate" means the default interest rate provided in the Line of Credit Note.

        "Liquidation Costs" means the reasonable costs and out of pocket expenses incurred by Lender in obtaining possession of any Collateral, in storage and preparation for sale, lease or other disposition of any Collateral, in the sale, lease, or other disposition of any or all of the Collateral, and/or otherwise incurred in foreclosing on any of the Collateral, including, without limitation, (a) reasonable attorneys fees and legal expenses, (b) transportation and storage costs, (c) advertising costs, (d) sale commissions, (e) sales tax and license fees, (f) costs for improving or repairing any of the Collateral, and (g) costs for preservation and protection of any of the Collateral.

        "Permitted Encumbrances" means liens for taxes and assessments not yet due and payable or, if due and payable, those being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained, security interests and liens created by the Loan Documents, and security interests and liens authorized in writing by Lender.

        "Uniform Commercial Code" means the Uniform Commercial Code as adopted now or in the future in the State of Utah.

        2. GRANT OF SECURITY INTEREST. Borrower hereby grants to Lender a security interest in all personal property of Borrower, wherever located, now owned or existing or hereafter acquired or created, including, without limitation, the following (the "Collateral"):

                a. All inventory, all proceeds and products thereof and all additions and accessions to, replacements of, insurance or condemnation proceeds of, and documents covering any of the foregoing, all leases of any of the foregoing, and all rents, revenues, issues, profits and proceeds arising from the sale, lease, license, encumbrance, collection, or any other temporary or permanent disposition of any of the foregoing or any interest therein (collectively, the "Inventory").

                b. All accounts and all proceeds thereof (collectively, the "Accounts").

                c. All equipment and goods, all motor vehicles, all proceeds and products of the foregoing and all additions and accessions to, replacements of, insurance or condemnation proceeds of, and documents covering any of the foregoing, all leases of any of the foregoing, and all rents, revenues, issues, profits and proceeds arising from the sale, lease, license, encumbrance, collection, or any other temporary or permanent disposition of any of the foregoing or any interest therein (collectively, the "Equipment").

                d. All general intangibles and all documentation and supporting information related thereto, all rents, profits and issues thereof, and all proceeds thereof.

                e. All of the following (collectively, the "Financial Obligations Collateral"):

                        i. Any and all promissory notes and instruments payable to or owing to Borrower or held by Borrower including, but not limited to, all promissory notes from IGEL Acquisition Co. Pte Ltd or any other subsidiary of Borrower;

                        ii. Any and all leases under which Borrower is the lessor;

                        iii. Any and all chattel paper in favor of, owing to, or held by Borrower, including, without limitation, any and all conditional sale contracts or other sales agreements, whether Borrower is the original party or the assignee;

                        iv. Any and all security agreements, collateral and titles to motor vehicles which secure any of the foregoing obligations; and

                        v. All amendments, modifications, renewals, extensions, replacements, additions, and accessions to the foregoing and all proceeds thereof.

                f. All deposit accounts, including without limitation, all interest, dividends or distributions accrued or to accrue thereon, whether or not due, and all proceeds thereof.

                g. All investment property, all interest, dividends or distributions accrued or to accrue thereon, whether or not due, and all proceeds thereof.

                h. All documents, all amendments, modifications, renewals, extensions, replacements, additions, and vgfaccessions thereto, and all proceeds thereof.

                i. All letter-of-credit rights, all amendments, modifications, renewals, extensions, replacements, additions, and accessions thereto, and all proceeds thereof.

                j. All supporting obligations, all amendments, modifications, renewals, extensions, replacements, additions, and accessions thereto, and all proceeds thereof.

                k.      All of the following (collectively, "Intellectual
Property"):

                        i. All right, title and interest of Borrower in and to patent applications and patents, including, without limitation, all proceeds thereof (such as, by way of example, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world, and all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof (collectively, the "Patents");

                        ii. All right, title and interest of Borrower in and to trademark applications and trademarks, including, without limitation, all renewals thereof, all proceeds thereof (such as, by way of example, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, and all rights corresponding thereto throughout the world (collectively, the "Trademarks"), and the good will of the business to which each of the Trademarks relates;

                        iii. All copyrights of Borrower and all rights and interests of every kind of Borrower in copyrights and works protectible by copyright, and all renewals and extensions thereof, and in and to the copyrights and rights and interests of every kind or nature in and to all works based upon, incorporated in, derived from, incorporating or relating to any of the foregoing or from which any of the foregoing is derived, and all proceeds thereof (such as, by way of example, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, and all rights corresponding thereto throughout the world (collectively, the "Copyrights");

                        iv. All of Borrower's trade secrets and other proprietary information, and all proceeds thereof (collectively, the "Trade Secrets");

                        v. All right, title, and interest of Borrower in, to and under license agreements and contracts concerning Patents, Trademarks, Copyrights, and Trade Secrets, all amendments, modifications, and replacements thereof, all royalties and other amounts owing thereunder, and all proceeds thereof (collectively, the "Licenses"); and

                        vi. All internet domain names and addresses of Borrower and all proceeds thereof.

        Borrower and Lender acknowledge their mutual intent that all security interests contemplated herein are given as a contemporaneous exchange for new value to Borrower, regardless of when advances to Borrower are actually made or when the Collateral is acquired.

        3. DEBTS SECURED. The security interest granted by this Security Agreement shall secure all of Borrower's present and future debts, obligations, and liabilities of whatever nature to Lender, including, without limitation, (a) the Promissory Note of Borrower in favor of Lender dated July 22, 2002, in the original principal amount of twenty million dollars ($20,000,000.00), and all renewals, extensions, modifications and replacements thereof (including any which increase the original principal amount), (b) the Promissory Note of Borrower in favor of Lender dated July 22, 2002, in the original principal amount of ten million dollars ($10,000,000.00), and all renewals, extensions, modifications and replacements thereof (including any which increase the principal amount) (c) all obligations of Borrower arising from or relating to the Loan Documents, including, without limitation, this Security Agreement,
(d) advances of the same kind and quality or relating to this transaction, (e) transactions in which the documents evidencing the indebtedness refer to this grant of security interest as providing security therefore, and (f) all overdrafts on any account of Borrower maintained with Lender, now existing or hereafter arising.

        Borrower and Lender expressly acknowledge their mutual intent that the security interest created by this Security Agreement secure any and all present and future debts, obligations, and liabilities of Borrower to Lender without any limitation whatsoever.

        4. LOCATION OF BORROWER AND COLLATERAL. Borrower represents and warrants that:

                a. Borrower is a corporation organized under the laws of the State of Delaware.

                b.      The complete and exact name of Borrower is 1-800
Contacts, Inc.

                c. The organizational identification number assigned to Borrower by Borrower's state of organization is 2816007.

                d. The employer identification number assigned to Borrower by the Internal Revenue Service is 87-0571643.

                e. Borrower's chief executive office is located at 66 East Wadsworth Park Drive, Third Floor, Draper, Utah, 84020.

                f. Borrower's place of business is located at 66 East Wadsworth Park Drive, Third Floor, Draper, Utah, 84020.

                g. The Inventory of Borrower is kept only at the following location and no other: 1130 South 3800 West, Salt Lake City, Utah 84104.

                h. The Equipment owned by Borrower will be located in the State of Utah and, other than temporary (not to exceed three months) uses outside such state in the ordinary course of Borrower's business, Equipment with an aggregate replacement cost of more than two hundred fifty thousand dollars ($250,000.00) will not be removed from the state of Utah without the prior written consent of Lender.

                i. Borrower agrees that it will not change its state of organization, name, or any of the above locations or create any new locations for such matters without giving Lender at least thirty (30) days prior written notice thereof.

        5. REPRESENTATIONS AND WARRANTIES CONCERNING COLLATERAL. Borrower represents and warrants that:

                a.      Borrower is the sole owner of the Collateral.

                b. The Collateral is not subject to any security interest, lien, prior assignment, or other encumbrance of any nature whatsoever except Permitted Encumbrances.

                c. The Accounts and Financial Obligations Collateral, if any, are each a bona fide obligation of the obligor identified therein for the amount identified in the records of Borrower, except for normal and customary disputes which arise in the ordinary course of business and which do not affect a material portion of the Accounts and Financial Obligations Collateral.

                d. There are no defenses or setoffs to payment of the Accounts and Financial Obligations Collateral, if any, which can be asserted by way of defense or counterclaim against Borrower or Lender, except for normal and customary disputes which arise in the ordinary course of business and which do not affect a material portion of the Accounts and Financial Obligations Collateral.

                e. There is presently no default or delinquency in any payment of the Accounts and Financial Obligations Collateral, if any, except for any default or delinquency which has been reserved against by Borrower in accordance with generally accepted accounting principles and the Accounts and Financial Obligations Collateral will be timely paid in full by the obligors, except for normal and customary disputes which arise in the ordinary course of business and which do not affect a material portion of the Accounts and Financial Obligations Collateral.

                f. Borrower has no knowledge of any fact or circumstance which would materially impair the ability of any obligor on the Accounts and Financial Obligations Collateral, if any, to timely perform its obligations thereunder, except those which arise in the ordinary course of business and which do not affect a material portion of the Accounts and Financial Obligations Collateral.

                g. Except as disclosed in Borrower's prospectus or other filings with the SEC, any services performed or goods sold giving rise to the Accounts and Financial Obligations Collateral, if any, have been rendered or sold in compliance with applicable laws, ordinances, rules, and regulations and in the ordinary course of Borrower's business.

                h. There have been no extensions, modifications, or other agreements relating to payment of the Accounts and Financial Obligations Collateral, if any, except those granted in the ordinary course of business and which do not affect a material portion of the Accounts and Financial Obligations Collateral.

        6.      COVENANTS CONCERNING COLLATERAL. Borrower covenants that:

                a. Borrower will keep the Collateral free and clear of any and all security interests, liens, assignments or other encumbrances, except Permitted Encumbrances.

                b. Borrower will execute and deliver any financing statements and other documents (properly endorsed, if necessary) reasonably requested by Lender for perfection or enforcement of any security interest or lien in the Collateral, give good faith, diligent cooperation to Lender, and perform such other acts reasonably requested by Lender for perfection and enforcement of any security interest or lien in the Collateral, including, without limitation, obtaining control for purposes of perfection with respect to Collateral consisting of deposit accounts, investment property, letter-of-credit rights, and electronic chattel paper. Borrower hereby authorizes Lender to file financing statements concerning the Collateral. Lender is authorized to file, record, or otherwise utilize such documents as it deems necessary to perfect and/or enforce any security interest or lien granted hereunder.

                c. Borrower shall keep the Equipment in good repair, ordinary wear and tear and obsolescence excepted, and be responsible for any loss or damage to the Equipment. Borrower shall pay when due all taxes, license fees and other charges on the Equipment. Borrower shall not sell, misuse, conceal, or in any way dispose of the Equipment or permit it to be used unlawfully or for hire or contrary to the provisions of any insurance coverage. Notwithstanding the foregoing, Borrower may in the ordinary course of business sell Equipment with a replacement cost of up to $250,000 without Lender's prior written consent. Risk of loss of the Equipment shall be on Borrower at all times unless Lender takes possession of the Equipment. Loss of or damage to the Equipment or any part thereof shall not release Borrower from any of the obligations secured by the Equipment. Lender or its representatives may, from time to time, upon two Banking Business Days notice to Borrower and during normal business hours, enter any premises where the Equipment is located and inspect, audit and check the Equipment.

                d. Borrower agrees to insure the Equipment, at Borrower's expense, against loss, damage, theft, and such other risks as Lender may reasonably request to the full insurable value thereof with insurance companies and policies reasonably satisfactory to Lender. Proceeds from such insurance shall be payable to Lender as its interest may appear and such policies shall provide for a minimum ten days written cancellation notice to Lender. Upon request, policies or certificates attesting to such coverage shall be delivered to Lender. Insurance proceeds may be applied by Lender toward payment of any obligation secured by this Security Agreement, whether or not due, in such order of application as Lender may elect.

                e. Borrower agrees to insure the Inventory, at Borrower's expense, against loss, damage, theft, and such other risks as Lender may reasonably request to the full insurable value thereof with insurance companies and policies reasonably satisfactory to Lender. Proceeds from such insurance shall be payable to Lender as its interest may appear and such policies shall provide for a minimum ten days written cancellation notice to Lender. Upon request, policies or certificates attesting to such coverage shall be delivered to Lender. Insurance proceeds may be applied by Lender toward payment of any obligation secured by this Security Agreement, whether or not due, in such order of application as Lender may elect.

                f. Borrower shall submit to Lender reports as to the Collateral, at such times and in such form as Lender may reasonably request. Borrower will at all times keep accurate and complete records of the Collateral. Lender or its representatives may, from time to time, upon two Banking Business Days notice during normal business hours enter any premises where the Collateral and/or the records pertaining to the Collateral are located and inspect, inventory, audit, check, copy, and otherwise review the Collateral and the records concerning the Collateral.

                g. So long as no Event of Default has occurred, Borrower shall have the right to sell or otherwise dispose of the Inventory in the ordinary course of business. No other disposition of the Inventory may be made without the prior written consent of Lender.

                h. If at any time Lender so reasonably requests, all proceeds from the sale or other disposition of the Inventory, and all collections and other proceeds from the Accounts and Financial Obligations Collateral, if any, shall be deposited into an account designated by Lender (the "Cash Collateral Account"), which account shall be under the sole and exclusive control of Lender. Such proceeds and collections shall not be commingled with any other funds and shall be promptly and directly deposited into such account in the form in which received by Borrower. Such proceeds and collections shall not be deposited in any other account and said Cash Collateral Account shall contain no funds other than such proceeds and collections. All or any portion of the funds on deposit in said Cash Collateral Account may, in the sole discretion of Lender, be applied from time to time as Lender elects to payment of obligations secured by this Security Agreement or Lender may elect to turn over to Borrower, from time to time, all or any portion of such funds.

                i. Borrower agrees to use diligent and good faith efforts to collect the Accounts and Financial Obligations Collateral, if any. Until the occurrence of an Event of Default, Borrower is authorized to collect the Accounts and Financial Obligations Collateral in a commercially reasonable manner. Upon the occurrence of an Event of Default, Lender may terminate such authority at any time whereupon Lender is authorized by Borrower, without further act, to notify any and all account debtors and obligors to make payment thereon directly to Lender, and to take possession of all proceeds from the Accounts and Financial Obligations Collateral, and to take any action which Borrower might or could take to collect the Accounts and Financial Obligations Collateral, including the right to make any compromise, discharge, or extension. Upon occurrence of an Event of Default and upon request of Lender, Borrower agrees to execute and deliver to Lender a notice to the account debtors and obligors instructing said account debtors and obligors to pay Lender. Borrower further agrees to execute and deliver to Lender all other notices and similar documents requested by Lender to facilitate collection of the Accounts and Financial Obligations Collateral.

                j. All costs of collection of the Accounts and Financial Obligations Collateral, if any, including reasonable attorneys fees and legal expenses, shall be borne solely by Borrower, whether such costs are incurred by or for Borrower or Lender. In the event Lender elects to undertake direct collection of the Accounts and Financial Obligations Collateral, Borrower agrees to deliver to Lender, if so requested, all books, records, and documents in Borrower's possession or under its control as may relate to the Accounts and Financial Obligations Collateral or as may be helpful to facilitate such collection. Lender shall have no obligation to cause an attorneys demand letter to be sent, to file any lawsuit, or to take any other legal action in collection of the Accounts and Financial Obligations Collateral. It is agreed that collection of the Accounts and Financial Obligations Collateral in a commercially reasonable manner does not require that any such legal action be taken.

                k. Borrower does hereby make, constitute, and appoint Lender and its designees as Borrower's true and lawful attorney in fact, with full power of substitution, such power to be exercised in the following manner upon the occurrence of an Event of Default: (1)

Lender may receive and open all mail addressed to Borrower and remove therefrom any payments of the Accounts and Financial Obligations Collateral, if any; (2) Lender may cause mail relating to the Accounts and Financial Obligations Collateral to be delivered to a designated address of Lender where Lender may open all such mail and remove therefrom any payments of the Accounts and Financial Obligations Collateral; (3) Lender may endorse Borrower's name upon notes, checks, acceptances, drafts, money orders, or other forms of payment of the Accounts and Financial Obligations Collateral; (4) Lender may settle or adjust disputes or claims in respect to the Accounts and Financial Obligations Collateral for amounts and upon such terms as Lender, in its sole discretion and in good faith, deems to be advisable, in such case crediting Borrower with only the proceeds received and collected by Lender after deduction of Lender's costs, including reasonable attorneys fees and legal expenses; and (5) Lender may do any and all other things necessary or proper to carry out the intent of this Security Agreement and to enforce, exercise, perfect and protect the liens and rights of Lender created under this Security Agreement.

                l. Immediately upon execution of this Security Agreement, Borrower shall endorse and deliver to Lender all instruments and chattel paper, if any, which are Collateral. Upon creation of any instruments or chattel paper in the future, immediately upon creation Borrower shall endorse and deliver the instruments and chattel paper to Lender.

                m. Borrower shall, immediately upon obtaining knowledge thereof, report to Lender in writing any material default on any item of Financial Obligations Collateral, any material claim or dispute asserted by any obligor on any material item of that Collateral, and any other material matters that may affect the value, enforceability or collectability of any of that Collateral.

                n. Borrower shall not, without Lender's written consent, make any material settlement, compromise or adjustment of any item of Financial Obligations Collateral or grant any material discounts, extensions, allowances or credits thereon.

        7. RIGHT TO PERFORM FOR BORROWER. Lender may, in its sole discretion and without any duty to do so, elect to discharge taxes, tax liens, security interests, or any other encumbrance upon the Collateral, perform any duty or obligation of Borrower, pay filing, recording, insurance and other charges payable by Borrower, or provide insurance as provided herein if Borrower fails to do so and any of the foregoing is delinquent. Any such payments advanced by Lender shall be repaid by Borrower upon demand, together with interest thereon from the date of the advance until repaid, both before and after judgment, at the Default Rate.

        8. DEFAULT. Time is of the essence of this Security Agreement. The occurrence of any Event of Default shall constitute a default under this Security Agreement.

        No course of dealing or any delay or failure to assert any Event of Default shall constitute a waiver of that Event of Default or of any prior or subsequent Event of Default.

        9. REMEDIES. Upon the occurrence of an Event of Default, Lender shall have the following rights and remedies, in addition to all other rights and remedies existing at law, in equity, or by statute or provided in the Loan
Documents:

                a. Lender shall have all the rights and remedies available under the Uniform Commercial Code;

                b. Lender shall have the right to enter upon any premises where the Collateral or records relating thereto may be and take possession of the Collateral and such records;

                c. Upon request of Lender, Borrower shall, at the expense of Borrower, assemble the Collateral and records relating thereto at a place designated by Lender and tender the Collateral and such records to Lender;

                d. Upon written notice to Borrower, Lender may obtain the appointment of a receiver of the business, property and assets of Borrower and Borrower hereby consents to the appointment of Lender or such person as Lender may designate as such receiver; and

                e. Lender may sell, lease or otherwise dispose of and give good receipt or discharge for any or all of the Collateral and, after deducting the Liquidation Costs, apply the remainder to pay, or to hold as a reserve against, the obligations secured by this Security Agreement.

        Borrower shall be liable for all deficiencies owing on any obligations secured by this Security Agreement after liquidation of the Collateral. Lender shall not have any obligation to clean-up or otherwise prepare any Collateral for sale, lease, or other disposition.

        The rights and remedies herein conferred are cumulative and not exclusive of any other rights and remedies and shall be in addition to every other right, power and remedy herein specifically granted or hereafter existing at law, in equity, or by statute which Lender might otherwise have, and any and all such rights and remedies may be exercised from time to time and as often and in such order as Lender may deem expedient. No delay or omission in the exercise of any such right, power or remedy or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver thereof or of any default or to be an acquiescence therein.

        Upon the occurrence of any Event of Default, Borrower agrees to pay all costs and expenses, including reasonable attorneys fees and legal expenses, incurred by or on behalf of Lender in enforcing, or exercising any remedies under, this Security Agreement, and any other rights and remedies. Additionally, Borrower agrees to pay all Liquidation Costs. Any and all such costs, expenses, and Liquidation Costs shall be payable by Borrower upon demand, together with interest thereon from the date of the advance until repaid, both before and after judgment, at the Default Rate.

        Regardless of the occurrence of any Event of Default, Borrower agrees to pay all expenses, including reasonable attorneys fees and legal expenses, incurred by Lender in any bankruptcy proceedings of any type involving Borrower, the Collateral, or this Security Agreement, including, without limitation, expenses incurred in modifying or lifting the automatic stay, determining adequate protection, use of cash collateral, or relating to any plan of reorganization.

        10. NOTICES. All notices or demands by any party hereto shall be in writing and shall be sent as provided in the Loan Agreement.

        11. INDEMNIFICATION. Borrower shall indemnify Lender for any and all claims and liabilities, and for damages which may be awarded or incurred by Lender, and for all reasonable attorneys fees, legal expenses, and other out-of-pocket expenses incurred in defending such claims, arising from or related in any manner to the negotiation, execution, or performance by Lender of this Security Agreement, but excluding any such claims based upon breach or default by Lender or gross negligence or willful misconduct of Lender.

        Lender shall have the sole and complete control of the defense of any such claims. Lender is hereby authorized to settle or otherwise compromise any such claims as Lender in good faith determines shall be in its best interests.

        12. GENERAL. This Security Agreement is made for the sole and exclusive benefit of Borrower and Lender and is not intended to benefit any third party. No such third party may claim any right or benefit or seek to enforce any term or provision of this Security Agreement.

        In recognition of Lender's right to have all its attorneys fees and expenses incurred in connection with this Security Agreement secured by the Collateral, notwithstanding payment in full of the obligations secured by the Collateral, Lender shall not be required to release, reconvey, or terminate any security interest in the Collateral unless and until Borrower has executed and delivered to Lender general releases in the form attached to the Loan Agreement.

        Except for Lender's acts of gross negligence or willful misconduct, Lender and its officers, directors, employees, representatives, agents, and attorneys, shall not be liable to Borrower for consequential damages arising from or relating to any breach of contract, tort, or other wrong in connection with or relating to this Security Agreement or the Collateral.

        If the incurring of any debt by Borrower or the payment of any money or transfer of property to Lender by or on behalf of Borrower should for any reason subsequently be determined to be "voidable" or "avoidable" in whole or in part within the meaning of any state or federal law (collectively "voidable transfers"), including, without limitation, fraudulent conveyances or preferential transfers under the United States Bankruptcy Code or any other federal or state law, and Lender is required to repay or restore any voidable transfers or the amount or any portion thereof, or upon the advice of Lender's counsel is advised to do so, then, as to any such amount or property repaid or restored, including all reasonable costs, expenses, and attorneys fees of Lender related thereto, the liability of Borrower and this Security Agreement, shall automatically be revived, reinstated and restored and shall exist as though the voidable transfers had never been made.

        This Security Agreement shall be governed by and construed in accordance with the laws of the State of Utah.

        Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        All references in this Security Agreement to the singular shall be deemed to include the plural if the context so requires and vice versa. References in the collective or conjunctive shall also include the disjunctive unless the context otherwise clearly requires a different interpretation.

        All agreements, representations, warranties and covenants made by Borrower shall survive the execution and delivery of this Security Agreement, the filing and consummation of any bankruptcy proceedings to the extent permitted under applicable bankruptcy laws, and shall continue in effect so long as any obligation to Lender contemplated by this Security Agreement is outstanding and unpaid, notwithstanding any termination of this Security Agreement. All agreements, representations, warranties and covenants in this Security Agreement shall bind the party making the same and its heirs and successors, and shall be to the benefit of and be enforceable by each party for whom made and their respective heirs, successors and assigns.

        This Security Agreement, together with the Loan Documents, constitute the entire agreement between Borrower and Lender as to the subject matter hereof and may not be altered or amended except by written agreement signed by Borrower and Lender. All other prior and contemporaneous agreements, arrangements, and understandings between the parties hereto as to the subject matter hereof are, except as otherwise expressly provided herein, rescinded.

        Dated: July 22, 2002

Lender:                                     Borrower:

Zions First National Bank                   1-800 CONTACTS, INC.


By: /s/ Jim C Stanchfield                   By: /s/ Robert G Hunter
    ---------------------                       -------------------
Title:  Vice President                      Title:  VP Finance
       -------------------                         ------------------

                               SECURITY AGREEMENT
                          (STOCK AND DEBT INSTRUMENTS)

        This Security Agreement (the "Security Agreement") is made between 1-800 CONTACTS, INC., a Delaware corporation ("Borrower"), and Zions First National Bank ("Lender") pursuant to a Loan Agreement dated July 22, 2002 between Borrower and Lender (the "Loan Agreement").

        For good and valuable consideration, receipt of which is hereby acknowledged, Borrower and Lender hereby agree as follows:

        1. DEFINITIONS. Except as otherwise provided herein, terms defined in the Loan Agreement shall have the same meanings when used herein. Terms defined in the singular shall have the same meaning when used in the plural and vice versa. Terms defined in the Uniform Commercial Code which are used herein shall have the meanings set forth in the Uniform Commercial Code, except as expressly defined otherwise. As used herein, the term:

        "Acquisition" means IGEL Acquisition Co. Pte Ltd.

        "Collateral" means the collateral described in Section 2, GRANT OF SECURITY INTEREST, below.

        "Debt Instruments" means the following promissory notes and instruments executed by Acquisition payable to Borrower, all amendments, modifications, renewals, extensions, replacements, additions, and accessions to the foregoing and all proceeds thereof: that certain Unsecured Promissory Note dated July 22, 2002 executed by Acquisition in favor of Borrower, in the original principal amount of Six Million Six Hundred Twenty Eight Thousand Five Hundred Fifteen and 85/100ths dollars ($6,628,515.85) and that certain Loan Agreement dated July 22, 2002 by and between Acquisition and Borrower.

        "Default Rate" means the default interest rate provided in the Term Loan Note.

        "Liquidation Costs" means the reasonable costs and out-of-pocket expenses incurred by Lender in obtaining possession of any Collateral, in storage and preparation for sale, lease or other disposition of any Collateral, in the sale, lease, or other disposition of any or all of the Collateral, and/or otherwise incurred in foreclosing on any of the Collateral, including, without limitation, (a) reasonable attorneys fees and legal expenses, (b) transportation and storage costs, (c) advertising costs, (d) sale commissions, (e) sales tax and license fees, (f) costs for improving or repairing any of the Collateral, and (g) costs for preservation and protection of any of the Collateral.

        "Permitted Encumbrances" means liens for taxes and assessments not yet due and payable or, if due and payable, those being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained, security interests and liens created by the Loan Documents, and security interests and liens authorized in writing by Lender.

                a. "Stock Collateral" means sixty-five (65) shares of common stock of Acquisition, issued in the name of Borrower, evidenced by Certificate No. 6, and all proceeds thereof, including, without limitation: (i) any and all shares issued in replacement thereof; (ii) any and all shares issued as a stock dividend or issued in connection with any increase or decrease of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off; (iii) any and all options, warrants, or rights, whether as an addition to, or in substitution or exchange for any of said stock or otherwise; and (iv) any and all dividends or distributions, whether payable in cash or in property.

        "Uniform Commercial Code" means the Uniform Commercial Code as adopted now or in the future in the State of Utah.

        2. GRANT OF SECURITY INTEREST. Borrower hereby grants to Lender a security interest in the following personal property of Borrower (the "Collateral"):

                a.      All Stock Collateral.

                b.      All Debt Instruments.

        Borrower and Lender acknowledge their mutual intent that all security interests contemplated herein are given as a contemporaneous exchange for new value to Borrower and Acquisition, regardless of when advances to Borrower or loans to Acquisition are actually made or when the Collateral is acquired.

        3. DEBTS SECURED. The security interest granted by this Security Agreement shall secure all of Borrower's present and future debts, obligations, and liabilities of whatever nature to Lender, including, without limitation, (a) the Promissory Note of Borrower in favor of Lender dated July 22, 2002, in the amount of twenty million dollars ($20,000,000.00), and all renewals, extensions, modifications and replacements thereof (including any which increase the original line of credit amount), (b) the Promissory Note of Borrower in favor of Lender, dated July 22, 2002 in the original principal amount of ten million dollars ($10,000,000.00), and all renewals, extensions, modifications and replacements thereof (including any which increase the original principal amount); (c) all obligations of Borrower arising from or relating to the Loan Documents, including, without limitation, this Security Agreement, (d) advances of the same kind and quality or relating to this transaction, (e) transactions in which the documents evidencing the indebtedness refer to this grant of security interest as providing security therefor, and (f) all overdrafts on any account of Borrower maintained with Lender, now existing or hereafter arising.

        Borrower and Lender expressly acknowledge their mutual intent that the security interest created by this Security Agreement secure any and all present and future debts, obligations, and liabilities of Borrower to Lender without any limitation whatsoever.

        4. REPRESENTATIONS AND WARRANTIES CONCERNING COLLATERAL. Borrower represents and warrants that:

                a.      Borrower is the sole owner of the Collateral.

                b. The Collateral is not subject to any security interest, lien, prior assignment, or other encumbrance of any nature whatsoever except Permitted Encumbrances.

                c. Borrower has the right to pledge, assign, grant security interests in, transfer, and deliver the Collateral to Lender as provided herein.

                d. The Stock Collateral is not subject to any stock purchase agreement, voting trust or other agreement affecting, restricting, or limiting the sale, transfer, disposition or voting rights concerning said stock.

                e. The Stock Collateral has been duly authorized and validly issued and is fully paid and non-assessable.

                f. Each Debt Instrument is a bona fide obligation of Acquisition for the amounts identified on each Debt Instrument or as otherwise disclosed in writing to Lender by Borrower.

                g. To the best knowledge of Borrower, there are no defenses or setoffs to payment of the Debt Instruments which can be asserted by way of defense or counterclaim against Borrower or Lender.

                h. There is presently no default or delinquency in any payment of the Debt Instruments and, to the best knowledge of Borrower, the Debt Instruments will be timely paid in full by Acquisition.

                i. Borrower has no knowledge of any fact or circumstance which would materially impair the ability of Acquisition to timely perform its obligations thereunder.

                j. There have been no extensions, modifications, or other agreements relating to payment of the Debt Instruments except as shown upon the face of the Debt Instruments or as otherwise disclosed in writing to Lender by Borrower.

        These representations may be relied upon by Lender and by counsel for Lender in effecting any sale of the Collateral or rendering any opinion with respect thereto.

        5.      COVENANTS CONCERNING COLLATERAL. Borrower covenants that:

                a. Borrower will keep the Collateral free and clear of any and all security interests, liens, assignments or other encumbrances, except Permitted Encumbrances.

                b. Borrower will execute and deliver any financing statements and other documents (properly endorsed, if necessary) reasonably requested by Lender for perfection or enforcement of any security interest or lien in the Collateral, give good faith, diligent cooperation to Lender, and perform such other acts reasonably requested by Lender for perfection and enforcement of any security interest or lien in the Collateral, including, without limitation, obtaining control for purposes of perfection. Borrower hereby authorizes Lender to file financing statements concerning the Collateral. Lender is authorized to file, record, or otherwise utilize such documents as it deems necessary to perfect and/or enforce any security interest or lien granted hereunder.

                c. Borrower will deliver any and all stock certificates or similar instruments evidencing the Stock Collateral to Lender at the time of execution of this Security Agreement.

                d. Except as otherwise expressly provided herein, Borrower will promptly deliver to Lender all written notices, dividends, stock certificates, and other documents constituting or relating to the Stock Collateral and all Debt Instruments, which are received in the future and will promptly give Lender written notice of any other notices which are received in the future by Borrower with respect to the Collateral.

                e. Borrower agrees to use diligent and good faith efforts to collect the Debt Instruments. Until the occurrence of an Event of Default, Borrower is authorized to collect the Debt Instruments in a commercially reasonable manner. Upon the occurrence of an Event of Default, Lender may at any time terminate such authority. Upon such termination, Lender is authorized by Borrower, without further act, to notify Acquisition to make payment thereon directly to Lender, to take possession of all proceeds from any such payments, and to take any action which Borrower might or could take to collect on the Debt Instruments, including the right to make any compromise, discharge or extension of the Debt Instruments. Upon request of Lender and occurrence of an Event of Default, Borrower agrees to execute and deliver to Lender a notice to Acquisition instructing Acquisition to pay Lender and further agrees to execute and deliver to Lender all other notices and similar documents requested by Lender to facilitate collection of the Debt Instruments.

                f. Borrower hereby irrevocably makes, constitutes, and appoints Lender and its designees as Borrower's true and lawful attorney in fact, with full power of substitution, to endorse Borrower's name upon checks, drafts, money orders, or other forms of payment of the Debt Instruments or on any other documents relating to collection of the Debt Instruments, such power to be exercisable only upon occurrence of an Event of Default.

                g. All costs of collection of the Debt Instruments, including reasonable attorneys fees and legal expenses, shall be borne solely by Borrower, whether such costs are incurred by or for Borrower or Lender. In the event Lender elects to undertake direct collection of the Debt Instruments, Borrower agrees to deliver to Lender, upon request, all books, records, and documents in Borrower's possession or under its control as may relate to the Debt Instruments or as may be helpful to facilitate such collection.

                h. Within twenty (20) Banking Business Days of execution of this Security Agreement, Borrower shall endorse and deliver to Lender all Debt Instruments. Upon creation of any Debt Instruments in the future, within ten (10) Banking Business Days of creation Borrower shall endorse and deliver the Debt Instruments to Lender.

                i. Borrower shall, immediately upon obtaining knowledge thereof, report to Lender in writing any default on any of the Debt Instruments, any claim or dispute asserted by Acquisition on the Debt Instruments, and any other material matters that may affect the value, enforceability or collectibility of the Debt Instruments.

                j. Borrower shall not, without Lender's written consent, settle, compromise or adjust any Debt Instruments or grant any discounts, extensions, allowances or credits thereon.

                k. Borrower will at all times keep accurate and complete records as to the Debt Instruments and payments thereon and will allow Lender or its representatives, from time to time, upon two (2) Banking Business Days notice during normal business hours to inspect, audit, check, copy and otherwise review those records.

        6. TRANSFER OF OWNERSHIP. Borrower agrees to execute and deliver to Lender, at the time of execution of this Security Agreement, a Stock Transfer Power in a form reasonably acceptable to Lender. The Stock Transfer Power may contain blanks or otherwise be incomplete but shall nonetheless be binding and effective. Lender is hereby irrevocably authorized, and Borrower does hereby irrevocably make, constitute and appoint Lender as Borrower's true and lawful attorney in fact, with full power of substitution, to fill in such blanks and otherwise complete the Stock Transfer Power, now or at any time in the future, such power to be exercised only upon the occurrence of an Event of Default. Lender may deliver the Stock Transfer Power as Lender deems appropriate in connection with any transfer of the Collateral pursuant to this Security Agreement.

        Borrower does hereby make, constitute and appoint Lender as Borrower's true and lawful attorney in fact, with full power of substitution, to transfer the Collateral on the books of the issuing corporation or any transfer agent to the name of any transferee upon foreclosure of this security interest.

        Lender shall be under no obligation to exercise any of such rights or privileges.

        Borrower agrees to give full cooperation and to use its best efforts to cause any issuer, transfer agent, or registrar of the Collateral to take all such actions and to execute all such documents as may be necessary or appropriate to effect any sale, transfer or other disposition of the Collateral upon the occurrence of an Event of Default.

        Borrower acknowledges that a breach of any of the covenants contained in this Section may cause irreparable injury to Lender, that Lender will have no adequate remedy at law with respect to such breach, and, as a consequence, that Borrower's covenants in this Section shall be specifically enforceable against Borrower.

        7. COLLECTION OF DIVIDENDS. During the term of this Security Agreement, Lender is authorized to collect all dividends, distributions, payments and other amounts that may be or become payable on any of the Collateral. Such amounts collected shall be applied to the indebtedness secured hereby. Lender shall be under no obligation to collect any such amounts.

        In the event Lender elects to waive the provisions of this Section and allows Borrower to collect such dividends, distributions, payments and other amounts, such waiver may be revoked at any time without notice to Borrower.

        8. VOTING RIGHTS. So long as no Event of Default has occurred, Borrower shall have the right, where applicable, to vote the shares constituting the Stock Collateral on all corporate questions, or otherwise exercise such similar rights as may arise from the Collateral. Upon the occurrence of an Event of Default, such right shall, at the option of Lender, terminate whereupon Lender may exercise all such rights.

        9. EXERCISE OF OPTIONS. In the event that during the term of this Security Agreement subscription warrants or any other rights or options shall be issued in connection with the Collateral, such warrants, rights and options shall constitute part of the Collateral. If such subscription warrants or other rights or options shall expire during the term of this Security Agreement and Borrower has not elected to exercise such warrants or options, Lender may elect (without any duty to do so) to exercise such warrants, rights and options on behalf of Borrower. Payment of all costs and expenses incurred by Lender in such exercise, including sums paid to exercise such option or warrants and reasonable attorneys fees and legal expenses, shall be payable by Borrower and the payment thereof shall be secured by this Collateral. All new shares of stock or other interests so acquired shall be subject to and held under the terms hereof as Collateral.

        10. DUTY OF SECURED PARTY. Beyond the exercise of reasonable care to assure safe custody of the certificates evidencing the Collateral while held hereunder, Lender shall have no duty or liability to preserve rights pertaining to the Collateral.

        11. RIGHT TO PERFORM FOR BORROWER. Lender may, in its sole discretion and without any duty to do so, elect to discharge taxes, tax liens, security interests, or any other encumbrance upon the Collateral, perform any duty or obligation of Borrower, or pay filing and other charges payable by Borrower as provided herein if Borrower fails to do so and any of the foregoing is delinquent. Any such payments advanced by Lender shall be repaid by Borrower upon demand, together with interest thereon from the date of the advance until repaid, both before and after judgment, at the Default Rate.

        12. DEFAULT. Time is of the essence of this Security Agreement. The occurrence of any Event of Default shall constitute a default under this Security Agreement.

        No course of dealing or any delay or failure to assert any Event of Default shall constitute a waiver of that Event of Default or of any prior or subsequent Event of Default.

        13. REMEDIES. Upon the occurrence of an Event of Default, Lender shall have the following rights and remedies, in addition to all other rights and remedies existing at law, in equity, or by statute or provided in the Loan
Documents:

                a. Lender shall have all the rights and remedies available under the Uniform Commercial Code;

                b. Lender may sell or otherwise dispose of any or all of the Collateral and, after deducting the Liquidation Costs, apply the remainder to pay, or to hold as a reserve against, the obligations secured by this Security Agreement.

        Borrower shall be liable for all deficiencies owing on any obligations secured by this Security Agreement after liquidation of the Collateral.

        The rights and remedies herein conferred are cumulative and not exclusive of any other rights and remedies and shall be in addition to every other right, power and remedy herein specifically granted or hereafter existing at law, in equity, or by statute which Lender might otherwise have, and any and all such rights and remedies may be exercised from time to time and as often and in such order as Lender may deem expedient. No delay or omission in the exercise of any such right, power or remedy or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver thereof or of any default or to be an acquiescence therein.

        Upon the occurrence of any Event of Default, Borrower agrees to pay all costs and expenses, including reasonable attorneys fees and legal expenses, incurred by or on behalf of Lender in enforcing, or exercising any remedies under, this Security Agreement, and any other rights and remedies. Additionally, Borrower agrees to pay all Liquidation Costs. Any and all such costs, expenses, and Liquidation Costs shall be payable by Borrower upon demand, together with interest thereon from the date of the advance until repaid, both before and after judgment, at the Default Rate.

        Regardless of the occurrence of any Event of Default, Borrower agrees to pay all expenses, including reasonable attorneys fees and legal expenses, incurred by Lender in any bankruptcy proceedings of any type involving Borrower, Acquisition, the Collateral, or this Security Agreement, including, without limitation, expenses incurred in modifying or lifting the automatic stay, determining adequate protection, use of cash collateral, or relating to any plan of reorganization.

        14. NOTICES. All notices or demands by any party hereto shall be in writing and shall be sent as provided in the Loan Agreement.

        15. INDEMNIFICATION. Borrower shall indemnify Lender for any and all claims and liabilities, and for damages which may be awarded or incurred by Lender, and for all reasonable attorneys fees, legal expenses, and other out-of-pocket expenses incurred in defending such claims, arising from or related in any manner to the negotiation, execution, or performance by Lender of this Security Agreement, but excluding any such claims based upon breach or default by Lender or gross negligence or willful misconduct of Lender.

        Lender shall have the sole and complete control of the defense of any such claims. Lender is hereby authorized to settle or otherwise compromise any such claims as Lender in good faith determines shall be in its best interests.

        16. GENERAL. This Security Agreement is made for the sole and exclusive benefit of Borrower and Lender and is not intended to benefit any third party. No such third party may claim any right or benefit or seek to enforce any term or provision of this Security Agreement.

        In recognition of Lender's right to have all its attorneys fees and expenses incurred in connection with this Security Agreement secured by the Collateral, notwithstanding payment in full of the obligations secured by the Collateral, Lender shall not be required to release, reconvey, or terminate any security interest in the Collateral unless and until Borrower has executed and delivered to Lender a general release in form attached to the Loan Agreement.

        Except for Lender's acts of gross negligence or willful misconduct, Lender and its officers, directors, employees, representatives, agents, and attorneys, shall not be liable to Borrower for consequential damages arising from or relating to any breach of contract, tort, or other wrong in connection with or relating to this Security Agreement or the Collateral.

        If the incurring of any debt by Borrower or the payment of any money or transfer of property to Lender by or on behalf of Borrower should for any reason subsequently be determined to be "voidable" or "avoidable" in whole or in part within the meaning of any state or federal law (collectively "voidable transfers"), including, without limitation, fraudulent conveyances or preferential transfers under the United States Bankruptcy Code or any other federal or state law, and Lender is required to repay or restore any voidable transfers or the amount or any portion thereof, or upon the advice of Lender's counsel is advised to do so, then, as to any such amount or property repaid or restored, including all reasonable costs, expenses, and attorneys fees of Lender related thereto, the liability of Borrower and this Security Agreement, shall automatically be revived, reinstated and restored and shall exist as though the voidable transfers had never been made.

        This Security Agreement shall be governed by and construed in accordance with the laws of the State of Utah.

        Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        All references in this Security Agreement to the singular shall be deemed to include the plural if the context so requires and vice versa. References in the collective or conjunctive shall also include the disjunctive unless the context otherwise clearly requires a different interpretation.

        All agreements, representations, warranties and covenants made by Borrower shall survive the execution and delivery of this Security Agreement, the filing and consummation of any bankruptcy proceedings to the extent permitted under applicable bankruptcy laws, and shall continue in effect so long as any obligation to Lender contemplated by this Security Agreement is outstanding and unpaid, notwithstanding any termination of this Security Agreement. All agreements, representations, warranties and covenants in this Security Agreement shall bind the party making the same and its heirs and successors, and shall be to the benefit of and be enforceable by each party for whom made and their respective heirs, successors and assigns.

        This Security Agreement, together with the Loan Documents, constitute the entire agreement between Borrower and Lender as to the subject matter hereof and may not be altered or amended except by written agreement signed by Borrower and Lender. All other prior and contemporaneous agreements, arrangements, and understandings between the parties hereto as to the subject matter hereof are, except as otherwise expressly provided herein, rescinded.

        Dated: July 22, 2002

Lender:                                     Borrower:

Zions First National Bank                   1-800 CONTACTS, INC.


By: /s/ Jim C. Stanchfield                  By: /s/ Robert G Hunter
   -----------------------                     --------------------
Title: Vice President                       Title: VP Finance
      --------------------                        -----------------

                             SUBORDINATION AGREEMENT

        This Subordination Agreement (the "Agreement") is made by and between Zions First National Bank ("Lender"), 1-800 CONTACTS, INC. ("Contacts"), IGEL Acquisition Co. Pte Ltd ("Acquisition"), The Development Bank of Singapore Ltd ("DBS"), and Alliance Technology and Development Limited (in judicial management) ("ATD").

                                    RECITALS

        1. ATD was placed under judicial management pursuant to an Order of Court made on April 5, 2002 and Messers Fang Ai Lian, Ong Yew Huat, and Seshadri Rajagopolan were appointed Judicial Managers (the "Judicial Managers").

        2. ATD is selling the entire issued and paid up capital in Igel Visioncare Pte Ltd ("IVC") to Gilligan Investments Pte Ltd ("Gilligan"). Consequent to Gilligan's acquisition of the entire issued and paid up capital in IVC, Acquisition will purchase certain assets from the subsidiaries of IVC, namely, one International Vision Laboratories Pte Ltd and Igel CM Laboratory Pte Ltd."

        3. The purchase by Acquisition will be financed by equity or debt investments by Contacts in Acquisition and by a loan from DBS.

        4. Lender is making a loan to Contacts in the amount of ten million dollars ($10,000,000.00) (U.S.), a portion of which will be used as an equity or debt investment in Acquisition.

        5. Contacts is executing a Guarantee in favor of DBS (as may be amended, supplemented, renewed, extended or replaced from time to time, the "DBS Guarantee") concerning an eight million six hundred and seventy thousand dollars ($8,670,000) (Singapore) term loan facility agreement between Acquisition and DBS (as may be amended, supplemented, renewed, extended or replaced from time to time, the "DBS Facility Agreement").

        6. Contacts is executing a Guarantee in favor of ATD (as may be amended, supplemented, renewed, extended or replaced from time to time, the "ATD Guarantee") concerning a Sale and Purchase Agreement among Acquisition, Gilligan Investments Pte Ltd and ATD (as may be amended, supplemented, renewed, extended or replaced from time to time, the "ATD Sale and Purchase Agreement").

        7. As a condition to making the loan to Contacts, Lender requires that Contacts, Acquisition, DBS and ATD enter into this Agreement.

                                    AGREEMENT

        For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Contacts, Acquisition, DBS and ATD hereby agree as follows:

        1. DEFINITIONS. Terms used in the singular shall have the same meaning when used in the plural and vice versa. In addition to the terms defined above, as used herein, the term:

                a. "Default Rights and Remedies" means any and all rights and remedies granted in, arising from, or relating to either Guarantee and any and all rights and remedies now or hereafter existing by statute, at law, or in equity, which may be exercised only upon the occurrence of a breach or event of default arising under either Guarantee.

                b.      "Guarantees" means the DBS Guarantee and the ATD
        Guarantee.

                c.      "Insolvency Event" means:

                        (i) a resolution is passed, a petition is filed, an order is made, an agreement is entered into or similar action is taken for the winding-up, dissolution or reorganization of Contacts; or

                        (ii) a liquidator, receiver, assignee, custodian, trustee, sequestrator, conservator, compulsory manager or other similar officer is appointed in respect of Contacts or any of its assets; or

                        (iii) any analogous procedure or step is taken in any jurisdiction.

                d. "Lender Indebtedness" means the indebtedness of Contacts to Lender under or in connection with the Loan Agreement (i) evidenced by a Promissory Note (Amortizing Term Loan) dated on or about July 22, 2002, in the original principal amount of ten million dollars ($10,000,000.00) (U.S.), together with any and all renewals, extensions, modifications, and replacements thereof, and all other indebtedness of Contacts to Lender arising from or relating thereto, up to a total aggregate amount of ten million dollars ($10,000,000.00) (U.S.) in respect of principal, and (ii) evidenced by a Promissory Note (Revolving Line of Credit) dated on or about July 22, 2002, in the original principal amount of twenty million dollars ($20,000,000.00) (U.S.), together with any and all renewals, extensions, modifications, and replacements thereof, and all other indebtedness of Contacts to Lender arising from or relating thereto, up to a total aggregate amount of twenty million dollars ($20,000,000.00) (U.S.) in respect of principal.

                e. "Loan Agreement" means the Loan Agreement between Lender and Contacts dated July 22, 2002, together with any exhibits, amendments, addendums, and modifications.

                f.      "Standstill Period" shall have the meaning set forth in
        Section 4, SUBORDINATION OF PAYMENT UPON DEFAULT, below.

                g. "Subordination Notice" shall have the meaning set forth in Section 4, SUBORDINATION OF PAYMENT UPON DEFAULT, below.

        2. GUARANTEES UNSECURED. The Guarantees are unsecured and shall not be secured by any security interest, lien, mortgage, deed of trust, charge, pledge or other encumbrance until the Lender Indebtedness has been paid in full.

        3. ABILITY TO MAKE DEMANDS UNDER GUARANTEES/EXERCISE OF DEFAULT RIGHTS AND REMEDIES. Lender agrees and acknowledges that each of DBS and ATD will (a) at all times be free to make multiple demands for payment under the Guarantees without any restraint and without being obliged to obtain the prior consent of the Lender or any other person and (b) at any time prior to its receipt of the Subordination Notice, be free to exercise any and all Default Rights and Remedies without any restraint and without being obliged to obtain the prior consent of Lender or any other person. Lender further agrees and undertakes that the making of such demands by DBS and ATD will not trigger an actual or potential default (howsoever described) under the Loan Agreement.

        4. SUBORDINATION OF PAYMENT UPON DEFAULT. Upon (i) the occurrence of an Event of Default (as defined in the Loan Agreement) which has not been cured as provided in the Loan Agreement or waived by Lender, and (ii) the giving of written notice thereof to DBS and ATD by Lender (the "Subordination Notice"), then:

                a. The rights of DBS and ATD to receive payment, whether of principal or interest, on the Guarantees shall thereupon be subordinated to the right of Lender to receive payment on the Lender Indebtedness.

                b. DBS and ATD each covenants that it will not exercise any Default Rights and Remedies (other than a demand for payment (which may be made at any time) or any action necessary to file a proof of debt upon the occurrence of an Insolvency Event) for a period of twelve (12) months after receipt of the Subordination Notice (the "Standstill Period") unless (i) an Insolvency Event occurs or (ii) the prior written consent of Lender is obtained. Any moneys recovered by DBS or ATD in the exercise of any Default Rights and Remedies (which Default Rights and Remedies are exercised after receipt of the Subordination Notice) shall be received for Lender and shall be immediately tendered to Lender to be applied toward payment of the Lender Indebtedness until the Lender Indebtedness is paid in full. The provisions of this subparagraph b shall not apply to payments from or on behalf of Contacts received prior to receipt of the Subordination Notice by DBS and ATD. For the avoidance of doubt:

                        i. DBS and ATD will be free to exercise any and all Default Rights and Remedies without any restraint and without being obliged to obtain the prior consent of Lender at any time after the Standstill Period;

                        ii. notwithstanding the Standstill Period, DBS and ATD will be free to make a demand for payment under the Guarantees at any time; and

                        iii. notwithstanding the Standstill Period, DBS and ATD will be free to take any action necessary to file a proof of debt upon the occurrence of an Insolvency Event.

                c. DBS and ATD shall each direct Contacts to make and Contacts shall make all payments on the Guarantees directly to Lender to be applied on the Lender Indebtedness. This direction may not be changed or terminated without the written consent of Lender.

                d. Lender agrees and undertakes that it will, forthwith upon exercising any rights or remedies against Contacts or upon taking any steps to institute legal proceedings against Contacts, notify DBS and ATD accordingly.

        5.      REPRESENTATIONS AND WARRANTIES.

                a. ATD, Lender, Contacts, Acquisition and DBS each warrants and represents to and for the benefit of each other party to this Agreement that it has full power and authority to enter into, exercise its rights and perform and comply with its obligations under this Agreement; and

                b. ATD warrants and represents to and for the benefit of Lender, Contacts, Acquisition and DBS that all actions, conditions and things required to be taken, fulfilled and done in order to (i) enable ATD to lawfully enter into, exercise its rights and perform and comply with its obligations under this Agreement; and (ii) ensure that those obligations are valid, binding and enforceable, have been taken, fulfilled and done, including without limitation obtaining the following approvals, consents, and/or waivers:

                        (i) any approvals as may be required and/or waivers as may be sought from the Singapore Exchange Securities Trading Limited;

                        (ii) the approval by the creditors of ATD of the statement of proposals made by the Judicial Managers by a majority in number and value of creditors present and voting whether in person or by proxy at the meeting of the creditors of ATD; and

                        (iii) all necessary court sanctions for the approval by the creditors of ATD as aforesaid in Subparagraph (b)(ii), which may be obtained at the Judicial Manager's discretion.

        6. NO WAIVER OF OTHER RIGHTS. This Agreement is intended solely for the purpose of defining the relative rights of Lender, DBS and ATD and nothing contained herein is intended to nor shall impair the obligations of Contacts, Acquisition, or any other obligors, to pay Lender, DBS or ATD, as the case may be, the principal and interest on the Lender Indebtedness and the Guarantees as and when the same shall become due and payable in accordance with their terms, subject to the rights of Lender created by this Agreement.

        7.      ACQUISITION AND ATD.

                a. Nothing in this Agreement will prejudice or affect in any manner whatsoever the obligations of Acquisition under any banking facilities granted to it by DBS or any security created by it in favor of DBS.

                b. Nothing in this Agreement will prejudice or affect in any manner whatsoever the obligations of ATD under the Deed of Subordination entered or to be entered into by ATD, Acquisition and DBS and the Guarantee issued or to be issued by ATD in favor of DBS.

        8. NOTICES. Notices pursuant to this Agreement shall be in writing and shall be sent by e-mail and fax as set forth below, or to such other e-mail address and fax number as may be specified from time to time. Any notice so addressed and sent shall be deemed given when sent.

        Lender:

                Zions First National Bank
                Attention: David S. Mathis, Senior Vice President
                E-mail: s185dsm@zionsbank.com
                Fax: 1-801-524-2136

        With a copy to

                Snell & Wilmer, L.L.P.
                Attention: John A. Beckstead
                E-mail: jbeckstead@swlaw.com
                Fax: 1-801-257-1800

        Contacts:

                1-800 CONTACTS, INC.
                Attention: Jonathan Coon
                E-mail: Jonathan@contacts.com
                Fax: 1-801-924-9909

        Acquisition:

                IGEL Acquisition Co. Pte Ltd
                Attention: Stephen Newman
                E-mail: snewman@igel.com.sg
                Fax: 65-6284-8534

        With a copy to:

                Ballard Spahr Andrews & Ingersoll, LLP
                Attention: David R. Rudd
                E-mail: ruddd@ballardspahr.com
                Fax: 801-596-6831

        DBS:

                The Development Bank of Singapore

                Attention: Tan Teck Long/Pauline Ho
                E-mail: tecklong@dbs.com/paulineho@dbs.com
                Fax: 65-6324 4127

        ATD:

                Alliance Technology and Development Limited
                Attention: Ong Yew Huat and Seshadri Rajagopalan
                E-mail: rajagopalan.seshadri@sg.eyi.com
                Fax: 65-6534-1079

        9. SUCCESSORS AND BENEFITS. This Agreement is and shall be binding upon and shall inure to the benefit of Lender, Contacts, Acquisition, DBS, ATD, and their respective successors and assigns. The parties hereby acknowledge and confirm that the Judicial Managers are acting as agent for and on behalf of ATD in relation to this Agreement and all matters in connection herewith and that, in executing this Agreement, none of the Judicial Managers assumes any personal liability in relation to this Agreement or any matter connected herewith.

        10. GOVERNING LAW. In any legal action brought before the courts of Singapore or any arbitration held in Singapore, this Agreement shall be deemed to be governed by and construed in accordance with the laws of Singapore. In all other legal actions, arbitrations, and all other matters, this Agreement shall be governed by and construed in accordance with the laws of the State of Utah, United States of America.

        11. COUNTERPART EXECUTION; FAX DELIVERY. This Agreement may be executed in several counterparts, without the requirement that all parties sign each counterpart. Each of such counterparts shall be an original, but all counterparts together shall constitute one and the same instrument.

                Any party may deliver this executed Agreement by sending its signature page to this Agreement (or the entire Agreement) to Lender by facsimile transmission (fax). Such delivery shall be binding and effective the same as if the original executed document had been delivered.

        12. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between Lender, Contacts, Acquisition, DBS and ATD concerning the subject matter hereof. All other prior and contemporaneous agreements concerning the subject matter hereof are merged herein. This Agreement may not be terminated, amended, or modified except in writing signed by Lender, Contacts, Acquisition, DBS and ATD.

                  [Remainder of Page Intentionally Left Blank]

        Dated: July 22, 2002.

                                1-800 CONTACTS, INC.

                                By: /s/
                                    --------------------------
                                Jonathan Coon, President


                                IGEL Acquisition Co. Pte Ltd

                                By: /s/
                                    --------------------------
                                Jonathan Coon, Director


                                Zions First National Bank


                                By: /s/
                                    --------------------------
                                Jim C. Stanchfield
                                Vice President


                                The Development Bank of Singapore Ltd.


                                By: /s/
                                    --------------------------
                                Tan Teck Long
                                As Attorney for and on behalf of The Development Bank of Singapore Ltd


                                Alliance Technology and Development Limited


                                By: /s/
                                    --------------------------
                                      Ong Yew Huat
                                      Judicial Manager